UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number     811-21944
                                                      ---------------

                       First Trust Exchange-Traded Fund II
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
               --------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code:  (630) 765-8000
                                                            --------------

                      Date of fiscal year end:  September 30
                                               --------------

                    Date of reporting period:  March 31, 2009
                                              ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:



[LOGO OMITTED]  FIRST TRUST

First Trust Exchange-Traded Fund II
------------------------------------------





      First Trust Dow Jones STOXX(R) European Select Dividend
      Index Fund

      First Trust FTSE EPRA/NAREIT Developed Markets Real Estate
      Index Fund

      First Trust Dow Jones Global Select Dividend Index Fund

      First Trust ISE Global Wind Energy Index Fund

      First Trust ISE Global Engineering and Construction
      Index Fund







----------------------------
     Semi-Annual Report

      March 31, 2009
----------------------------


Front Cover

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TABLE OF CONTENTS
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                   First Trust Exchange-Traded Fund II
                              March 31, 2009


 Shareholder Letter                                                            2
 Market Overview                                                               3
 Fund Performance Overview
      First Trust Dow Jones STOXX(R) European Select Dividend Index Fund       4
      First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund    6
      First Trust Dow Jones Global Select Dividend Index Fund                  8
      First Trust ISE Global Wind Energy Index Fund                           10
      First Trust ISE Global Engineering and Construction Index Fund          12
 Notes to Fund Performance Overview                                           14
 Understanding Your Fund Expenses                                             15
 Portfolio of Investments
      First Trust Dow Jones STOXX(R) European Select Dividend Index Fund      17
      First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund   19
      First Trust Dow Jones Global Select Dividend Index Fund                 23
      First Trust ISE Global Wind Energy Index Fund                           26
      First Trust ISE Global Engineering and Construction Index Fund          28
 Statements of Assets and Liabilities                                         30
 Statements of Operations                                                     32
 Statements of Changes in Net Assets                                          34
 Financial Highlights                                                         38
 Notes to Financial Statements                                                41
 Additional Information                                                       48
 Risk Considerations                                                          51

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund II (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.


                     PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any series of the Trust described in this report (individually, each such series is referred to as a "Fund" and collectively, the "Funds") will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" at the end of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.


                         HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Investment Officer of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other regulatory filings.

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SHAREHOLDER LETTER
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                   First Trust Exchange-Traded Fund II
                            Semi-Annual Report
                              March 31, 2009



Dear Shareholders:

The past 18 months have been difficult for the U.S. economy and for many investors. Throughout 2008, the financial sector was plagued with failures by banking, insurance and brokerage firms. By year's end, after a meltdown in the credit markets, historically high levels of volatility in the stock market, and the resulting turmoil to the overall economy, the Dow Jones Industrial Average's (the "Dow") total return was -31.92% (as of 12/31/08). In fact, 2008 was the Dow's third worst calendar year since its inception in 1896. For the year, the negative total return performance of the Dow was surpassed only by 1931 and 1907, two years in which the U.S. was also enduring a major banking crisis. Of the thirty stocks in the Dow, only two were up in 2008.

The first quarter of 2009 has given investors hope that perhaps there is light at the end of the tunnel, as the Dow has posted positive numbers for several weeks and there are other economic signs of recovery. However, no one knows how long the current recession will last and when the markets will recover, and we are not in the business of predicting such things. Regardless of the market, First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, experiences ups and downs. But history has shown that the patient investor is typically rewarded over the long term. We believe that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold contains detailed information about the Funds that comprise First Trust Exchange-Traded Fund II for the six-month period ended March 31, 2009. It contains each Fund's performance review and financial statements for the period. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor are always current on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.




Sincerely,


/s/ James A. Bowen


James A. Bowen
President of First Trust Exchange-Traded Fund II

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MARKET OVERVIEW
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                   First Trust Exchange-Traded Fund II
                            Semi-Annual Report
                              March 31, 2009


[PHOTO OMITTED]    Robert F. Carey, CFA
                   Senior Vice President and Chief Investment Officer
                   First Trust Advisors L.P.

                   Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 21 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.


State of the Global Economy

Despite the severe turbulence in the global securities markets over the past two quarters (fourth quarter of 2008 and first quarter of 2009), a good deal of progress was made with respect to reviving the credit markets. A couple of metrics suggest that the debt markets are thawing and a good chunk of the credit, in our opinion, can go to the programs initiated by the Federal Reserve. The TED spread (gap between 3-month Treasury Bills and 3-month LIBOR) was at 83 basis points on March 31, 2009, down from its widest point of 463 basis points in October 2008. The lower the spread the more likely we are to see interbank lending. LIBOR (London interbank offered rate) tracks the interest banks charge each other. The 3-month LIBOR rate was 1.04% on March 31, 2009, down from 4.82% on October 10, 2008.

The process of stabilizing some of the world's largest banking, brokerage, and insurance institutions is at 18 months and counting. The Obama Administration picked up where the Bush Administration left off in February, but hit the accelerator in March. After stumbling a bit at the start, U.S. Treasury Secretary Timothy Geithner finally delivered the details of the Administration's expanded recovery plan. The equity markets responded favorably to Geithner's multi-pronged approach, particularly the scope of the support for dealing with toxic assets.

Due to the fallout from subprime mortgages and other toxic assets, global economic activity is expected to contract by 1.3% in 2009, according to the International Monetary Fund (IMF). Global growth was closer to 5.0% prior to the meltdown in the Financials sector. Financial companies in the U.S. and Europe were impacted the most. The IMF sees global growth resuming in 2010. It is calling for a GDP growth rate of 1.9%.



Global Markets

In our last Annual Report, we noted that the U.S. consumption-driven economy is still the primary engine that fuels global growth. Emerging Markets may grow at a faster clip, but they are not mature enough to expand if the U.S. is in recession. Despite the fact that the U.S. is the epicenter of the systemic financial meltdown, it and its currency are still highly regarded by investors around the globe. How do we know this to be the case? The U.S. dollar ("USD") appreciated 11.0% against a basket of major currencies from 9/30/08-03/31/09. The price of an ounce of gold bullion, another traditional safe haven, rose by only 5.5% over that same span.

For the six-month period ended March 31, 2009, the MSCI World (ex U.S.) and MSCI Emerging Markets indices were down 31.5% (USD) and 27.3% (USD), respectively. The S&P 500 Index fell 30.5%. Since equities are essentially down significantly across the board, we envision a "rising tides lifts all boats" rebound in the global securities markets once the economic recovery is established. Some asset classes may rebound faster than others, but we do not necessarily believe that investors need to dramatically overhaul their holdings if they are already reasonably diversified.

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FUND PERFORMANCE OVERVIEW
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FDD - FIRST TRUST DOW JONES STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND

First Trust Dow Jones STOXX(R) European Select Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones STOXX(R) Select Dividend 30 Index (the "STOXX Index"). The Shares of the Fund are listed and trade on the NYSE Arca(R) under the ticker symbol "FDD." The Fund will normally invest at least 90% of its assets in non-U.S. common stocks that comprise the STOXX Index or in depositary receipts that may include American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts, New York shares or global shares representing securities in the Index. The Fund began trading on August 30, 2007.

The STOXX Index consists of 30 securities selected from the Dow Jones STOXX(R) 600 Index, including secondary lines of those companies (where there are multiple lines of equity capital in a company), which includes the highest dividend-yielding companies across 18 European countries:
Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The STOXX Index is compiled and maintained by STOXX Limited. Only dividend-paying companies in the Dow Jones STOXX(R) 600 Index (including secondary lines of those companies) are considered for inclusion in the STOXX Index. In addition, a company must have a non-negative five-year dividend-per-share growth rate and a dividend-to-earnings ratio of 60% or less.

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Performance as of March 31, 2009
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                                                                                             Average Annual         Cumulative
                                                                                              Total Returns        Total Returns
                                                   Six Months Ended      One Year Ended   Inception (08/27/07) Inception (08/27/07)
                                                       03/31/09             03/31/09           to 03/31/09          to 03/31/09
Fund Performance
  NAV                                                  -42.46%              -63.80%             -51.05%             -67.99%
  Market Price                                         -41.32%              -63.09%             -50.19%             -67.08%
Index Performance
  Dow Jones STOXX(R) Select Dividend 30 Index          -41.09%              -63.90%             -50.46%             -67.37%
  Dow Jones STOXX(R) 600 Index                         -34.05%              -49.99%             -36.59%             -51.64%
  MSCI Europe Index                                    -34.03%              -49.91%             -36.51%             -51.54%
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(See Notes to Fund Performance Overview on page 14.)


PERFORMANCE REVIEW

The Fund's six-month NAV return of -42.46% underperformed the benchmark MSCI Europe Index return of -34.0% by -8.5%. While the local return of the Fund ("local return" refers to a return without any currency effect, i.e. the rate of return in an asset's local currency) was -34.9%, the effect of holding foreign currency served to detract another -7.8% from total return as flows to U.S. Treasuries generally pushed the U.S. dollar higher. The effect was most noticeable in the Pound Sterling as it fell sharply amid aggressive rate cutting and a deepening recession; the Pound Sterling's drop of -19.6% detracted -6.6% from the Fund's return. On a local basis, holdings in the U.K. were the primary drag on performance, with consumer electronic retailer DSG International being the primary laggard as it returned -81.5% and detracted -6.9% from total return (on a local basis). DSG International faced multiple headwinds during the period including a very weak consumer spending outlook in the U.K., a highly leveraged capital structure (operationally and financially), and the pending entrance of U.S. competitor Best Buy. Euro-denominated stocks also performed poorly during the period, returning -35.6% on a local basis; as in the U.K., financial stocks were a major drag on local performance, as deteriorating economies and falling land prices hurt the performance of most banks. Institutional investment company Man Group plc contributed the most to positive return, as the stock returned 31.8% since its purchase on March 6, 2009.

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                Top Five and Bottom Five Performing Stocks
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   (by contribution to return over the six months ended March 31, 2009)

        TOP-PERFORMING STOCKS                      BOTTOM-PERFORMING STOCKS
            Man Group PLC                               NKT Holding A/S
     Koninklijke BAM Groep N.V.                    Lloyds Banking Group PLC
            Vallourec SA                          United Utilities Group PLC
           BNP Paribas SA                               voestalpine AG
Koninklijke Boskalis Westminster N.V.                DSG International PLC

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FUND PERFORMANCE OVERVIEW (Continued)
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FDD - FIRST TRUST DOW JONES STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND
      (Continued)

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Portfolio Sector Allocation as of March 31, 2009
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                                             % of Total
Sector                                   Long-Term Investments
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 Industrials                                    34.1%
 Financials                                     29.0
 Utilities                                      12.7
 Telecommunication Services                     10.7
 Materials                                      10.6
 Consumer Staples                                1.6
 Energy                                          1.3
                                               ------
 Total                                         100.0%
                                               ======
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Top Ten Portfolio Holdings as of March 31, 2009
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                                             % of Total
Security                                 Long-Term Investments
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 Koninklijke BAM Groep N.V                       7.9%
 Man Group PLC                                   7.0
 Banco Santander SA                              5.4
 Brit Insurance Holdings PLC                     4.9
 Vallourec SA                                    4.5
 Enel S.p.A.                                     4.5
 Wendel                                          4.2
 United Utilities PLC                            4.2
 RWE AG                                          4.0
 Provident Financial PLC                         3.5
                                               ------
 Total                                          50.1%
                                               ======
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"STOXX," "Dow Jones STOXX(R) 600 Index" and "Dow Jones STOXX(R) Select Dividend 30 Index" are trademarks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust and the Fund. The Fund, based on the Dow Jones STOXX(R) Select Dividend 30 Index, is not sponsored, endorsed, sold or promoted by STOXX or Dow Jones and neither STOXX nor Dow Jones makes any representation regarding the advisability of trading or investing in such product.

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FUND PERFORMANCE OVERVIEW (Continued)
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FFR - FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the FTSE EPRA/NAREIT Developed Index (the "FTSE Index"). The Shares of the Fund are listed and trade on the NYSE Arca(R) under the ticker symbol "FFR." The Fund will normally invest at least 90% of its assets in common stocks that comprise the FTSE Index or in depositary receipts that may include American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts, New York shares or global shares representing securities in the FTSE Index. The Fund began trading on August 30, 2007.

The FTSE Index is compiled and maintained by FTSE International Limited. The FTSE Index is modified market cap weighted based on free float market capitalization and tracks the performance of listed real estate companies or real estate investment trusts ("REITs") in North America, Europe and Asia. The FTSE Index is comprised of the FTSE EPRA/NAREIT North America Series, the FTSE EPRA/NAREIT Europe Series and the FTSE EPRA/NAREIT Asia Series.


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Performance as of March 31, 2009
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                                                                                             Average Annual         Cumulative
                                                                                              Total Returns        Total Returns
                                                   Six Months Ended      One Year Ended   Inception (08/27/07) Inception (08/27/07)
                                                       03/31/09             03/31/09           to 03/31/09          to 03/31/09
Fund Performance
  NAV                                                  -48.28%              -57.29%             -45.05%             -61.51%
  Market Price                                         -48.09%              -58.01%             -45.34%             -61.83%
Index Performance
  FTSE EPRA/NAREIT Developed Index                     -47.32%              -56.84%             -44.52%             -60.91%
  S&P/Citigroup Global REIT Index                      -52.04%              -58.17%             -45.20%             -61.67%
  MSCI World REIT Index                                -53.45%              -59.41%             -46.60%             -63.22%

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(See Notes to Fund Performance Overview on page 14.)


PERFORMANCE REVIEW

The Fund's six month NAV return of -48.28% outperformed the benchmark MSCI World REIT Index return of -53.5% by 5.2%. The local return of -46.2% closely matched the total return of -48.3% during the six-month period with weakness in the Pound Sterling and Australian Dollar being partially offset by strength in the Japanese Yen; in total, currency detracted -2.1% from the Fund's total return. Over the last six months, the REIT industry has faced a "perfect storm" which has pushed prices lower and volatility higher. The highly leveraged business model has put REITs in a squeeze between the evaporating lending market and struggling tenants. Falling asset values and tighter credit markets have pushed capital costs higher, while also making it nearly impossible to sell assets to meet maturing obligations. The REIT industry did not provide a place to hide as the returns across all REIT classes over the last six months were abysmal, ranging from -37.4% to -67.5% (locally). REITs that did well during the period, such as Chinese real estate developer Shimao Property Holdings (+51.1% locally), were merely lifting off their lows from the prior July and August. Shimao, for example, rose from Hong Kong Dollar ("HKD") 4.38 on September 30, 2008 to HKD 6.79 on March 31, 2009, but traded at HKD 19.20 at the end of 2007.

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                Top Five and Bottom Five Performing Stocks
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   (by contribution to return over the six months ended March 31, 2009)

        TOP-PERFORMING STOCKS                  BOTTOM-PERFORMING STOCKS
China Overseas Land & Investment Ltd.          Land Securities Group PLC
      China Resources Land Ltd.                Simon Property Group Inc.
      Hang Lung Properties Ltd.                 Mitsui Fudosan Co. Ltd.
    Shimao Property Holdings Ltd.             Mitsubishi Estate Co. Ltd.
    Agile Property Holdings Ltd.               Westfield Group Australia

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FUND PERFORMANCE OVERVIEW (Continued)
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FFR - FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND
      (Continued)

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Portfolio Sector Allocation as of March 31, 2009
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                                              % of Total
Sector                                   Long-Term Investments
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 Financials                                     99.3%
 Industrials                                     0.5
 Health Care                                     0.1
 Consumer Discretionary                          0.1
                                               ------
 Total                                         100.0%
                                               ======
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Top Ten Portfolio Holdings as of March 31, 2009
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                                              % of Total
Security                                 Long-Term Investments
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 Sun Hung Kai Properties Ltd.                    5.3%
 Westfield Group                                 4.8
 Mitsubishi Estate Co., Ltd.                     3.7
 Unibail- Rodamcosa                              3.6
 Mitsui Fudosan Co., Ltd.                        2.9
 Simon Property Group, Inc.                      2.5
 Public Storage                                  2.2
 China Overseas Land & Investment Ltd.           2.0
 Sumitomo Realty & Development Co., Ltd.         1.7
 Vornado Realty Trust                            1.6
                                               ------
 Total                                          30.3%
                                               ======
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The FTSE EPRA/NAREIT Developed Index is calculated by FTSE International Limited ("FTSE"). FTSE does not sponsor, endorse or promote the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund. All copyright in the index values and constituent list vests in FTSE and/or its licensors. First Trust and the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund has obtained full license from FTSE to use such copyright in the creation of the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund. "FTSE(R)","FT-SE(R)" and "Footsie(R)" are trademarks jointly owned by the London Stock Exchange Plc and the Financial Times Limited and are used by FTSE under license. "NAREIT(R)" is the trademark of the National Association of Real Estate Investment Trusts and "EPRA(R)" is the trademark of the European Public Real Estate Association and are used by FTSE under license.

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FUND PERFORMANCE OVERVIEW (Continued)
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FGD - FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND

First Trust Dow Jones Global Select Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Global Select Dividend Index(SM) (the "Index"). The Shares of the Fund are listed and trade on the NYSE Arca(R) under the ticker symbol "FGD." The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index or in depositary receipts that may include American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts, New York shares or global shares representing securities in the Index. The Fund began trading on November 27, 2007.

The Index is an indicated annual dividend yield weighted index of 100 stocks selected from the developed market portion of the Dow Jones World Developed Index. Indicated annual dividend yield is a stock's unadjusted indicated annual dividend (not including any special dividends) divided by its unadjusted price. As of November 16, 2007, the Index covered 16 developed markets.


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Performance as of March 31, 2009
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                                                                                             Average Annual         Cumulative
                                                                                              Total Returns        Total Returns
                                                   Six Months Ended      One Year Ended   Inception (11/21/07) Inception (11/21/07)
                                                       03/31/09             03/31/09           to 03/31/09          to 03/31/09
Fund Performance
  NAV                                                  -37.74%              -53.18%             -45.57%             -56.25%
  Market Price                                         -36.73%              -53.29%             -45.55%             -56.23%
Index Performance
  Dow Jones Global Select Dividend Index(SM)           -36.75%              -53.22%             -45.53%             -56.20%
  Dow Jones World Developed Markets Index(SM)          -30.71%              -42.25%             -36.32%             -45.84%
  MSCI World Index                                     -31.10%              -42.58%             -36.59%             -46.15%
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(See Notes to Fund Performance Overview on page 14.)


PERFORMANCE REVIEW

The Fund's six-month NAV return of -37.74% underperformed the benchmark MSCI World Index return of -31.1% by -6.6%. While the local return of the Fund was -31.0%, the effect of holding foreign currency served to detract another -6.7% from total return as flows to U.S. Treasuries generally pushed the U.S. dollar higher. Weakness in the Pound Sterling and Australian Dollar were the primary contributors to currency weakness, as recessionary concerns and aggressive rate cuts pushed the currencies lower. Financial stocks were the primary detractors from local performance, as they returned -41.1% (local), and detracted -15.1% from return (local). Commercial bank stocks and REITs were the primary drivers of negative performance as banks such as SunTrust (-65.8%) and REITs (such as ING Office Fund at -69.2%) were hard pressed to continue meeting obligations as loan and real estate portfolios deteriorated during the period.

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                Top Five and Bottom Five Performing Stocks
-------------------------------------------------------------------------------
   (by contribution to return over the six months ended March 31, 2009)

        TOP-PERFORMING STOCKS                      BOTTOM-PERFORMING STOCKS
             Orica Ltd.                                 ING Office Fund
          Keppel Corp. Ltd.                           FKP Property Group
         WorleyParsons Ltd.                          Bank of America Corp.
               PPR SA                              Mullen Group Income Fund
               OMV AG                                BlueScope Steel Ltd.

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FUND PERFORMANCE OVERVIEW (Continued)
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FGD - FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (Continued)

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Portfolio Sector Allocation as of March 31, 2009
-------------------------------------------------------------------

                                             % of Total
Sector                                   Long-Term Investments
-------------------------------------------------------------------
 Industrials                                    30.3%
 Financials                                     18.3
 Materials                                      12.3
 Energy                                         11.4
 Telecommunication Services                      7.8
 Consumer Discretionary                          7.7
 Utilities                                       6.9
 Consumer Staples                                2.8
 Information Technology                          2.5
                                               ------
 Total                                         100.0%
                                               ======
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Top Ten Portfolio Holdings as of March 31, 2009
-------------------------------------------------------------------

                                             % of Total
Security                                 Long-Term Investments
-------------------------------------------------------------------
 Singapore Petroleum Co. Ltd.                    2.7%
 NCC AB, Class B                                 2.6
 Kepple Corp. Ltd.                               2.5
 VTech Holdings Ltd.                             2.5
 Koninklijke BAM Groep N.V.                      2.4
 YIT Oyj                                         2.3
 Orica Ltd.                                      2.2
 Metso Oyj                                       2.1
 Canadian Oil Sands Trust                        2.0
 David Jones Ltd.                                1.9
                                               ------
 Total                                          23.2%
                                               ======
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------------------------------
Dow Jones and Dow Jones Select Dividend Index(SM) are trademarks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust and the Fund. The Fund, based on the Dow Jones Select Dividend Index(SM), is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of trading or investing in such product.

-------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
-------------------------------------------------------------------------------


FAN - FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND

First Trust ISE Global Wind Energy Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Global Wind Energy Index (the "ISE Index"). The shares of the Fund are listed and trade on the NYSE Arca(R) under the ticker symbol "FAN." The Fund will normally invest at least 90% of its assets in common stocks that comprise the ISE Index or in depositary receipts that may include American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts, New York shares or global shares representing securities in the ISE Index. The Fund's shares began trading on June 18, 2008.

The ISE Index was developed and is owned by the International Securities Exchange, LLC, in consultation with Standard & Poor's, a Division of The McGraw-Hill Companies, Inc., which calculates and maintains the ISE Index. The ISE Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the wind energy industry based on analysis of the products and services offered by those companies. The inception date of the ISE Index was June 6, 2008, on which date there were 52 stocks that comprised the ISE Index, of which 35 were issued by non-U.S. issuers, which represented approximately 84% of the ISE Index.


-----------------------------------------------------------------------------------------------
Performance as of March 31, 2009
-----------------------------------------------------------------------------------------------
                                                                               Cumulative
                                                                              Total Returns
                                                   Six Months Ended       Inception (06/16/08)
                                                       03/31/09                to 03/31/09
Fund Performance
  NAV                                                  -45.03%                   -64.98%
  Market Price                                         -44.57%                   -64.65%
Index Performance
  ISE Global Wind Energy Index                         -44.34%                   -64.85%
  Russell 3000(R) Index                                -31.12%                   -40.88%
  MSCI World Index                                     -31.10%                   -44.18%

-----------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 14.)


PERFORMANCE REVIEW

The Fund's six-month NAV return of -45.03% underperformed the benchmark MSCI World Index return of -31.1% by -13.9%. While the local return of the Fund was -41.3%, the effect of holding foreign currency served to detract another -3.7% from total return with weakness in the Pound Sterling driving most of the negative currency return. Front month futures prices of competing energy sources such as oil and natural gas continued to fall off their June 2008 peaks, dropping -50.7% and -49.2%, respectively, during the period. The global economic slowdown, and correlated drop in commodity prices, has significantly decreased the competitive value of wind energy. Companies such as Hansen Transmissions (-57.6% local) and turbine manufacturer REpower Systems (-58.2% local) have struggled to cut costs as quickly as sales prospects have declined. EDP Renovaveis (+12.7% local) which generates electricity from a variety of clean sources (wind, solar, wave), was one of the few stocks to provide a positive return during the six-month period.

-------------------------------------------------------------------------------
                Top Five and Bottom Five Performing Stocks
-------------------------------------------------------------------------------
   (by contribution to return over the six months ended March 31, 2009)

        TOP-PERFORMING STOCKS                    BOTTOM-PERFORMING STOCKS
          EDP Renovaveis SA                      Vestas Wind Systems A/S
   Japan Wind Development Co. Ltd.                Clipper Windpower PLC
           FPL Group Inc.                   Gamesa Corporacion Tecnologica SA
       Iberdrola Renovables SA                     REpower Systems AG
           AGL Energy Ltd                Hansen Transmissions International N.V.

-------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
-------------------------------------------------------------------------------


FAN - FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND (Continued)

-------------------------------------------------------------------
Portfolio Sector Allocation as of March 31, 2009
-------------------------------------------------------------------

                                             % of Total
Sector                                   Long-Term Investments
-------------------------------------------------------------------
 Utilities                                      46.8%
 Industrials                                    44.4
 Energy                                          6.1
 Materials                                       1.3
 Consumer  Discretionary                         1.0
 Consumer Staples                                0.4
                                               ------
 Total                                         100.0%
                                               ======
-------------------------------------------------------------------



-------------------------------------------------------------------
Top Ten Portfolio Holdings as of March 31, 2009
-------------------------------------------------------------------

                                             % of Total
Security                                 Long-Term Investments
-------------------------------------------------------------------
 EDP Renovaveis SA                              10.9%
 Iberdrola Renovables SA                         9.5
 Vestas Wind Systems A/S                         7.3
 Hansen Transmissions International              5.8
 REpower Systems AG                              5.6
 Nordex AG                                       5.5
 Gamesa Corporacion Tecnologica SA               4.6
 Broadwind Energy, Inc.                          3.9
 Babcock & Brown Wind Partners Group             3.8
 Fersa Energias Renovables SA                    3.5
                                               ------
 Total                                          60.4%
                                               ======
-------------------------------------------------------------------



------------------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE Global Wind Energy Index" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Global Wind Energy Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such products.

-------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
-------------------------------------------------------------------------------


FLM - FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND

First Trust ISE Global Engineering and Construction Index Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the ISE Global Engineering and Construction Index (the "Index"). The shares of the Fund are listed and trade on the NYSE Arca(R) under the ticker symbol "FLM." The Fund will normally invest in all of the securities (including applicable Depositary Receipts) comprising the Index in proportion to their weightings in the Index. The Fund's shares began trading on October 13, 2008.

The Index was developed and is owned by the International Securities Exchange, LLC, in consultation with Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("S&P"), which calculates and maintains the Index. The Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the engineering and construction industries, based on analysis of the products and services offered by those companies. As of September 19, 2008, there were 68 stocks that comprised the Index, of which 54 were issued by non-U.S. issuers, which represented approximately 75% of the Index. The issuers that comprised the Index represented 16 countries and traded on 18 exchanges throughout the world.


-------------------------------------------------------------------------
Performance as of March 31, 2009
-------------------------------------------------------------------------
                                                         Cumulative
                                                        Total Returns
                                                    Inception (10/13/08)
                                                         to 03/31/09
Fund Performance
  NAV                                                       -10.13%
  Market Price                                               -9.30%
Index Performance
  ISE Global Engineering and Construction Index              -6.12%
  Russell 3000(R) Index                                     -19.52%
  MSCI World Industrials Index                              -22.59%
-------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 14.)


PERFORMANCE REVIEW

The Fund's since inception (10/13/08) NAV return of -10.13% outperformed the benchmark MSCI World Industrials Index return of -22.6% for the same period by +12.5%. While the local return of the Fund was -8.5%, the effect of holding foreign currency served to detract another -1.6% from total return, with weakness in the Pound Sterling and Euro driving most of the negative currency return. The Japanese Yen served to mute the currency effect as it delivered a positive return to domestic investors during the period. Engineering and construction companies such as Foster Wheeler (-45.3%) have seen positive returns since their November 21, 2008 lows on government stimulus plans, but have struggled to claw back to their pre-November prices. URS Corp. (+44.0%) was one of the top performers during the period as it benefited significantly from revenue prospects from the U.S. stimulus plan; the Fund also benefited as it began acquiring the stock on October 13, 2008 near the stock's low of October 27, 2008.

-------------------------------------------------------------------------------
                Top Five and Bottom Five Performing Stocks
-------------------------------------------------------------------------------
        (by contribution to return over the period October 15, 2008 through March 31, 2009)

    TOP-PERFORMING STOCKS                     BOTTOM-PERFORMING STOCKS
           URS Corp.                   Koninklijke Boskalis Westminster N.V
        Obayashi Corp.                ORASCOM CONSTR INDS S A E SP GDR REG S
   Granite Construction Inc.              Chicago Bridge & Iron Co. N.V.
    AECOM Technology Corp.                      Foster Wheeler Ltd.
         Shimizu Corp.                        Leighton Holdings Ltd.

-------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (Continued)
-------------------------------------------------------------------------------

FLM - FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND (Continued)

-------------------------------------------------------------------
Portfolio Sector Allocation as of March 31, 2009
-------------------------------------------------------------------

                                             % of Total
Sector                                   Long-Term Investments
-------------------------------------------------------------------
 Industrials                                    95.5%
 Energy                                          4.5
                                               ------
 Total                                         100.0%
                                               ======
-------------------------------------------------------------------



-------------------------------------------------------------------
Top Ten Portfolio Holdings as of March 31, 2009
-------------------------------------------------------------------

                                             % of Total
Security                                 Long-Term Investments
-------------------------------------------------------------------
 McDermott International, Inc.                   4.0%
 Quanta Services, Inc.                           3.8
 Shaw Group (The), Inc.                          3.5
 Vinci SA                                        3.4
 ACS Actividades de Construccion y
    Servicios SA                                 3.4
 URS Corp                                        3.3
 Bouygues SA                                     3.2
 China Communications Construction Co., Ltd.     3.0
 Jacobs Engineering Group, Inc.                  2.8
 Skanska AB                                      2.7
                                               ------
 Total                                          33.1%
                                               ======
-------------------------------------------------------------------



------------------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE Global Engineering and Construction Index" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Global Engineering and Construction Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such products.

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------


Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

FIRST TRUST EXCHANGE-TRADED FUND II
Understanding Your Fund Expenses
March 31, 2009 (Unaudited)


A shareholder of First Trust Dow Jones STOXX(R) European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust ISE Global Wind Energy Index Fund, or First Trust ISE Global Engineering and Construction Index Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at October 1, 2008 (or since inception) and held through the six-month period ended March 31, 2009.

Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six-month period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                              Annualized
                                                                                              Expense Ratio      Expenses Paid
                                                      Beginning         Ending                Based on the       During the
                                                      Account Value     Account Value         Six-Month          Six-Month
                                                      October 1, 2008   March 31, 2009        Period (a)         Period (b)
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund
Actual                                                $1,000.00              $575.40          0.60%               $2.36
Hypothetical (5% return before expenses)              $1,000.00            $1,021.94          0.60%               $3.02


First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund
Actual                                                $1,000.00              $517.20          0.60%               $2.27
Hypothetical (5% return before expenses)              $1,000.00            $1,021.94          0.60%               $3.02


First Trust Dow Jones Global Select Dividend Index Fund
Actual                                                $1,000.00              $622.60          0.60%               $2.43
Hypothetical (5% return before expenses)              $1,000.00            $1,021.94          0.60%               $3.02


First Trust ISE Global Wind Energy Index Fund
Actual                                                $1,000.00              $549.70          0.60%               $2.32
Hypothetical (5% return before expenses)              $1,000.00            $1,021.94          0.60%               $3.02

FIRST TRUST EXCHANGE-TRADED FUND II
Understanding Your Fund Expenses (Continued)
March 31, 2009 (Unaudited)


                                                                                            Annualized
                                                                                            Expense Ratio      Expenses Paid
                                                    Beginning             Ending            Based on the       During the Period
                                                    Account Value         Account Value     Number of Days     October 13, 2008 (c)
                                                    October 13, 2008 (c)  March 31, 2009    in the Period (a)  to March 31, 2009 (d)

First Trust ISE Global Engineering and Construction Index Fund
Actual                                              $1,000.00               $898.70         0.70%              $3.06
Hypothetical (5% return before expenses)            $1,000.00             $1,021.44         0.70%              $3.53

(a) These expense ratios reflect expense caps.
(b) Expenses are equal to the annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(c) Inception date.
(d) Actual expenses are equal to the annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 170/365 (to reflect the actual period October 13, 2008 to March 31, 2009). Hypothetical expenses are assumed for the most recent half-year period.

FIRST TRUST DOW JONES STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND Portfolio of Investments (a)
March 31, 2009 (Unaudited)


    Shares   Description                       Value
-------------------------------------------------------------
             COMMON STOCKS--99.8%
             BELGIUM--3.2%
     3,664   Belgacom SA (c)                   $      114,826
                                                -------------
             DENMARK--4.4%
     3,604   D/S Norden A/S (c)                       100,982
     1,845   Danisco A/S (c)                           55,287
                                                -------------
                                                      156,269
                                                -------------
             FINLAND--5.7%
     8,943   Metso Oyj (c)                            105,654
     6,077   Rautaruukki Oyj (c)                       97,237
                                                -------------
                                                      202,891
                                                -------------
             FRANCE--11.5%
     4,405   France Telecom SA (c)                    100,422
     1,732   Vallourec SA(c)                          160,577
     5,730   Wendel (c)                               151,347
                                                -------------
                                                      412,346
                                                -------------
             GERMANY--12.3%
     3,185   BASF SE (c)                               96,255
     8,507   Deutsche Telekom AG (c)                  105,368
     2,324   RWE AG (c)                               144,226
     5,433   ThyssenKrupp AG (c)                       94,786
                                                -------------
                                                      440,635
                                                -------------
             IRELAND--1.7%
     3,932   DCC PLC (c)                               59,470
                                                -------------
             ITALY--4.5%
    33,263   Enel S.p.A.(c)                           159,505
                                                -------------
             NETHERLANDS--13.7%
     5,994   Koninklijke Boskalis
                Westminster N.V. (c)                  120,423
    31,664   Koninklijke BAM Groep N.V. (c)           281,399
     3,338   Koninklijke DSM N.V. (c)                  87,832
                                                -------------
                                                      489,654
                                                -------------
             NORWAY--1.3%
     2,722   StatoilHydro ASA(b) (c)                   47,637
                                                -------------
             SPAIN--5.4%
    27,814   Banco Santander SA (c)                   191,772
                                                -------------
             SWEDEN--4.7%
     6,917   Ratos AB (c)                             104,985
    11,074   Sandvik AB (c)                            63,437
                                                -------------
                                                      168,422
                                                -------------
             SWITZERLAND--8.6%
     1,394   Baloise Holding AG (c)                    89,094
     1,122   Sulzer AG (c)                             57,898
       214   Swisscom AG (b) (c)                       60,086
       638   Zurich Financial Services AG (c)         100,832
                                                -------------
                                                      307,910
                                                -------------
             UNITED KINGDOM--22.8%
    67,419   Brit Insurance Holdings PLC (c)          174,318
    79,198   Man Group PLC (c)                        248,188
    10,392   Provident Financial PLC (c)              124,520


    Shares   Description                       Value
-------------------------------------------------------------
             UNITED KINGDOM (Continued)
    67,499   Tomkins PLC (c)                   $      117,115
    21,763   United Utilities PLC (c)                 150,849
                                                -------------
                                                      814,990
                                                -------------

             TOTAL INVESTMENTS--99.8%
             (Cost $4,344,895) (b)                  3,566,327
             NET OTHER ASSETS AND
                LIABILITIES--0.2%                       8,907
                                                -------------
             NET ASSETS--100.0%                $    3,575,234
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $107,053 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $885,621.
(c) This security is fair valued in accordance with valuation procedures adopted by the Trust's Board of Trustees.


------------------------------
Security Valuation Inputs

A summary of the inputs used to value the Fund's investments as of March 31, 2009 is as follows (See Note 2A):

                                                 Investments
Valuation Inputs                                in Securities
                                                --------------
Level 1 - Quoted Prices - Investments             $         --
Level 2 - Other Significant Observable Inputs        3,566,327
Level 3 - Significant Unobservable Inputs                   --
                                                --------------
Total                                             $  3,566,327
                                                ==============


                        See Notes to Financial Statements                Page 17

FIRST TRUST DOW JONES STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND Portfolio of Investments (a) (Continued)
March 31, 2009 (Unaudited)


                                                % of
Industry                                        Net Assets
------------------------------------------------------------
Construction & Engineering                       11.2%
Machinery                                        10.8
Diversified Telecommunication                    10.6
Insurance                                        10.2
Capital Markets                                   9.9
Industrial Conglomerates                          9.2
Multi-Utilities                                   8.3
Metals & Mining                                   5.4
Commercial Banks                                  5.4
Chemicals                                         5.2
Electric Utilities                                4.5
Consumer Finance                                  3.5
Marine                                            2.8
Food Products                                     1.5
Oil, Gas & Consumable Fuels                       1.3
------------------------------------------------------
Total Investments                                99.8
Net Other Assets and Liabilities                  0.2
                                               -------
Total                                           100.0%
                                               =======


Page 18                 See Notes to Financial Statements

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND Portfolio of Investments (a)
March 31, 2009 (Unaudited)



    Shares   Description                       Value
-------------------------------------------------------------
             COMMON STOCKS--99.7%
             AUSTRALIA--8.8%
     6,015   Bunnings Warehouse Property
                Trust (d)                      $        6,563
    36,619   CFS Retail Property Trust (d)             41,607
    37,057   Commonwealth Property Office
                Fund                                   23,314
    69,376   DB RREEF Trust                            36,143
    55,465   Goodman Group (d)                         12,590
    88,400   GPT Group                                 26,845
    34,049   ING Office Fund (d)                       10,078
    91,479   Macquarie Office Trust (d)                10,867
    33,857   Mirvac Group (d)                          19,872
    31,694   Stockland (d)                             67,716
    44,716   Westfield Group (d)                      309,970
                                                 ------------
                                                      565,565
                                                 ------------
             AUSTRIA--0.3%
     1,741   CA Immobilien Anlagen
                AG (b) (d)                              8,359
     1,703   Conwert Immobilien Invest
                AG (b) (d)                             10,712
                                                 ------------
                                                       19,071
                                                 ------------
             BELGIUM--0.8%
       261   Befimmo S.C.A.                            20,771
       162   Cofinimmo SA (d)                          17,254
       139   Intervest Offices N.V.(d)                  3,747
        32   Leasinvest Real Estate S.C.A.(d)           2,009
       129   Warehouses De Pauw S.C.A (d)               4,775
        43   Wereldhave Belgium S.C.A.(d)               2,888
                                                 ------------
                                                       51,444
                                                 ------------
             BERMUDA--1.9%
     6,154   Great Eagle Holdings Ltd. (d)              8,100
    33,922   Hongkong Land Holdings Ltd.(d)            77,286
    11,990   Hopson Development Holdings
                Ltd. (d)                                7,959
    11,509   Kerry Properties Ltd. (d)                 27,739
     1,017   Orient-Express Hotels Ltd.,
                Class A                                 4,170
                                                 ------------
                                                      125,254
                                                 ------------
             CANADA--3.4%
       618   Allied Properties Real Estate
                Investment Trust                        6,299
       979   Boardwalk Real Estate Investment          20,189
     5,877   Brookfield Properties Corp.               33,981
     1,561   Calloway Real Estate Investment
                Trust                                  12,369
     1,339   Canadian Apartment Properties
                Real Estate Investment Trust           13,275
     1,217   Canadian Real Estate Investment
                Trust                                  19,296
     1,962   Chartwell Seniors Housing Real
                Estate Investment Trust                 6,225
       914   Cominar Real Estate Investment Trust       9,975


    Shares   Description                       Value
-------------------------------------------------------------
             CANADA (Continued)
       342   Dundee Real Estate Investment
                Trust                         $         3,459
     1,402   Extendicare Real Estate Investment
                Trust                                   4,759
     2,943   H&R Real Estate Investment Trust          17,974
     1,482   InnVest Real Estate Investment Trust       3,761
       883   Morguard Real Estate Investment Trust      6,863
       454   Northern Property Real Estate
                Investment Trust                        6,212
     1,232   Primaris Retail Real Estate Investment
                Trust                                   8,873
     4,381   RioCan Real Estate Investment Trust       43,608
                                                 ------------
                                                      217,118
                                                 ------------
             CAYMAN ISLANDS--2.1%
    30,502   Agile Property Holdings Ltd. (d)          17,296
    38,390   China Resources Land Ltd. (d)             59,435
    65,612   Country Garden Holdings, Co.,
                Ltd. (d)                               17,324
    22,821   New World China Land Ltd. (d)              7,765
    26,312   Shimao Property Holdings Ltd. (d)         23,002
    25,061   Shui On Land Ltd. (d)                      8,802
                                                 ------------
                                                      133,624
                                                 ------------
             FINLAND--0.2%
     3,289   Citycon Oyj  (d)                           6,358
     1,658   Sponda Oyj  (d)                            4,555
     1,144   Technopolis Oyj (d)                        3,567
                                                 ------------
                                                       14,480
                                                 ------------
             FRANCE--5.6%
       932   Acanthe Developpement SA (d)               1,397
        80   Affine Group (d)                             925
       410   Fonciere des Regions Group (d)            19,250
       373   Gecina SA (d)                             14,309
       393   Icade( d)                                 27,825
     1,658   Klepierre LLC (d)                         29,129
       600   Mercialys (d)                             17,366
       104   Societe de la Tour Eiffel (d)              2,401
       260   Societe Immobiliere de Location
                pour l'Industrie et le Commerce        19,485
     1,623   Unibail-Rodamco SA (d)                   229,665
                                                 ------------
                                                      361,752
                                                 ------------
             GERMANY--0.6%
       559   Alstria Office AG (d)                      2,779
       455   Colonia Real Estate AG (d)                 1,779
       686   Deutsche Euroshop AG (d)                  19,767
       527   Deutsche Wohnen AG  (b)                    7,956
       469   DIC Asset AG (d)                           2,220
       520   Patrizia Immobilien AG (b) (d)               953
       396   Vivacon AG (d)                             1,100
                                                 ------------
                                                       36,554
                                                 ------------
             GREECE--0.1%
       492   Babis Vovos International
                Construction SA (b)                     1,376


                       See Notes to Financial Statements                Page 19

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND Portfolio of Investments (a) (Continued)
March 31, 2009 (Unaudited)


    Shares   Description                       Value
-------------------------------------------------------------
             COMMON STOCKS (Continued)
             GREECE (Continued)
       354   Eurobank Properties Real Estate
                Investment Co. (d)             $        3,157
       254   Lamda Development SA (b) (d)               1,469
                                                 ------------
                                                        6,002
                                                 ------------
             GUERNSEY--0.2%
     5,432   F&C Commercial Property Trust
                Ltd. (d)                                5,073
     6,615   ING UK Real Estate Income Trust
                Ltd. (d)                                1,801
     6,457   Invista Foundation Property Trust
                Ltd. (d)                                2,125
     1,132   ISIS Property Trust Ltd. (d)                 956
     1,654   ISIS Property Trust 2 Ltd. (d)             1,163
     2,075   Standard Life Investment Property
                Income Trust PLC (d)                      826
     5,191   UK Commercial Property Trust
                Ltd. (d)                                4,350
                                                 ------------
                                                       16,294
                                                 ------------
             HONG KONG--13.8%
    43,978   Champion Real Estate Investment
                Trust (d)                              10,521
    80,816   China Overseas Land &
                Investment Ltd. (d)                   126,661
    41,164   Hang Lung Properties Ltd. (d)             96,841
    21,852   Henderson Land Development
                Co., Ltd. (d)                          83,326
    15,849   Hysan Development Co., Ltd. (d)           26,823
    11,713   Kowloon Development Co., Ltd. (d)          4,823
    42,515   Link (The) REIT (d)                       84,295
    57,366   New World Development Co.,
                Ltd. (d)                               57,264
    32,760   Shenzhen Investment Ltd. (d)               8,148
    48,985   Sino Land Co., Ltd. (d)                   49,078
    38,035   Sun Hung Kai Properties Ltd. (d)         341,286
                                                 ------------
                                                      889,066
                                                 ------------
             ITALY--0.1%
     7,641   Beni Stabili S.p.A. (d)                    4,208
     2,468   Immobiliare Grande
                Distribuzione (d)                       2,993
                                                 ------------
                                                        7,201
                                                 ------------
             JAPAN--15.1%
     1,816   AEON Mall Co., Ltd. (d)                   23,359
     1,137   DAIBIRU Corp. (d)                          9,165
     2,840   HEIWA Real Estate, Co., Ltd. (d)           6,231
        12   Japan Prime Realty Investment
                Corp. (d)                              22,299
         8   Japan Real Estate Investment
                Corp. (d)                              61,458
         8   Japan Retail Fund Investment
                Corp. (d)                              30,644
         4   Kenedix Realty Investment
                Corp. (d)                               7,466


    Shares   Description                       Value
-------------------------------------------------------------
             JAPAN (Continued)
    20,930   Mitsubishi Estate Co., Ltd. (d)   $      237,436
    17,081   Mitsui Fudosan Co., Ltd. (d)             187,375
         2   MORI TRUST Sogo Reit, Inc.                14,266
        11   Nippon Building Fund, Inc.(d)             95,072
         6   Nomura Real Estate Office
                Fund, Inc. (d)                         33,609
        26   NTT Urban Development
                Corp. (d)                              21,043
         5   ORIX JREIT, Inc.(d)                       20,640
         3   Premier Investment Co. (d)                 9,399
     9,744   Sumitomo Realty & Development
                Co., Ltd. (d)                         108,864
     2,092   TOC Co., Ltd. (d)                          7,595
     4,375   Tokyo Tatemono Co., Ltd. (d)              11,356
     8,297   Tokyu Land Corp. (d)                      23,137
         3   TOKYU REIT, Inc.  (d)                     16,006
         3   Top REIT, Inc. (d)                        10,978
         4   United Urban Investment
                Corp. (d)                              16,435
                                                 ------------
                                                      973,833
                                                 ------------
             LUXEMBOURG--0.1%
       898   Gagfah SA(d)                               4,406
     1,130   ProLogis European Properties (d)           2,025
                                                 ------------
                                                        6,431
                                                 ------------
             NETHERLANDS--2.1%
     1,342   Corio N.V.(d)                             55,502
       713   Eurocommercial Properties N.V. (d)        19,361
       714   Nieuwe Steen Investments Funds
                N.V. (d)                               11,373
       413   VastNed Offices/Industrial N.V. (d)        4,438
       328   Vastned Retail N.V. (d)                   13,234
       415   Wereldhave N.V. (d)                       29,017
                                                 ------------
                                                      132,925
                                                 ------------
             NEW ZEALAND--0.1%
    14,208   Kiwi Income Property Trust (d)             7,787
                                                 ------------
             NORWAY--0.0%
     3,018   Norwegian Property ASA (d)                 1,792
                                                 ------------
             SINGAPORE--3.4%
    33,400   Ascendas Real Estate Investment
                Trust (d)                              26,870
    20,945   CapitaCommercial Trust (d)                12,153
    63,530   Capitaland Ltd.(d)                        97,416
    46,883   CapitaMall Trust (d)                      40,837
     7,064   Keppel Land Ltd. (d)                       6,744
    28,790   Mapletree Logistics Trust (d)              7,075
     3,000   Singapore Land Ltd. (d)                    6,284
    31,197   Suntec Real Estate Investment
                Trust (d)                              12,931
    12,087   Wing Tai Holdings Ltd. (d)                 5,575
                                                 ------------
                                                      215,885
                                                 ------------
             SWEDEN--1.0%
     3,432   Castellum AB (d)                          19,289
     3,378   Fabege AB (d)                             11,884


Page 20                 See Notes to Financial Statements

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND Portfolio of Investments (a) (Continued)
March 31, 2009 (Unaudited)


    Shares   Description                       Value
-------------------------------------------------------------
             COMMON STOCKS (Continued)
             SWEDEN (Continued)
     1,620   Hufvudstaden AB (d)               $        8,337
     2,492   Klovern AB (d)                             4,770
     2,724   Kungsleden AB (d)                         10,448
       743   Wihlborgs Fastigheter AB (d)               8,310
                                                 ------------
                                                       63,038
                                                 ------------
             SWITZERLAND--1.1%
       114   Allreal Holding AG (d)                    12,024
       936   PSP Swiss Property AG (d)                 39,460
       384   Swiss Prime Site AG (d)                   17,202
       726   Zueblin Immobilien Holding AG (d)          2,620
                                                 ------------
                                                       71,306
                                                 ------------
             UNITED KINGDOM--5.5%
       479   A.J. Mucklow Group PLC                     1,489
     1,716   Big Yellow Group PLC (d)                   4,671
    17,011   British Land Co., PLC (d)                 87,896
     5,412   Brixton PLC (d)                            1,376
       479   CLS Holdings PLC (b) (d)                   1,612
        98   Daejan Holdings PLC (d)                    2,628
     2,007   Derwent London PLC (d)                    19,111
       812   Development Securities PLC (d)             2,805
     2,070   Grainger PLC (d)                           3,031
     3,612   Great Portland Estates PLC (d)            12,609
    13,909   Hammerson PLC (d)                         50,747
     2,137   Helical Bar PLC (d)                        8,800
    15,077   Land Securities Group PLC (d)             94,474
     7,239   Liberty International PLC (d)             40,378
       670   Primary Health Properties PLC (d)          2,230
     2,582   Quintain Estates & Development
                PLC (d)                                   311
     8,639   Segro PLC (d)                              2,816
     2,698   Shaftesbury PLC (d)                       11,259
     1,808   St. Modwen Properties PLC (d)              2,421
     2,481   Unite Group PLC (d)                        2,430
    20,761   Workspace Group PLC (d)                    3,643
                                                 ------------
                                                      356,737
                                                 ------------
             UNITED STATES--33.4%
       641   Acadia Realty Trust                        6,801
       156   Agree Realty Corp.                         2,448
        41   Alexander's, Inc.                          6,986
       643   Alexandria Real Estate Equities,
                Inc.                                   23,405
     1,953   AMB Property Corp.                        28,123
       844   American Campus Communities, Inc.         14,652
     2,332   Apartment Investment &
                Management Co.                         12,779
     1,851   Ashford Hospitality Trust                  2,851
       330   Associated Estates Realty Corp.            1,874
     1,536   AvalonBay Communities, Inc.               72,284
     1,603   BioMed Realty Trust, Inc.                 10,852
     2,411   Boston Properties, Inc.                   84,457
     1,768   Brandywine Realty Trust                    5,039
     1,017   BRE Properties, Inc.                      19,964


    Shares   Description                       Value
-------------------------------------------------------------
             UNITED STATES (Continued)
     1,061   Camden Property Trust              $      22,896
     1,417   CBL & Associates Properties, Inc.          3,344
       882   Cedar Shopping Centers, Inc.               1,535
       970   Colonial Properties Trust                  3,696
     1,030   Corporate Office Properties Trust         25,575
     2,484   Corrections Corp. of America (b)          31,820
       772   Cousins Properties, Inc.                   4,972
     3,468   DCT Industrial Trust, Inc.                10,994
     2,683   Developers Diversified Realty Corp.        5,715
     1,797   DiamondRock Hospitality Co.                7,206
     1,514   Digital Realty Trust, Inc.                50,235
     1,815   Douglas Emmett, Inc.                      13,413
     2,941   Duke Realty Corp.                         16,176
       707   DuPont Fabros Technology, Inc.             4,864
       496   EastGroup Properties, Inc.                13,923
       569   Education Realty Trust, Inc.               1,986
       656   Entertainment Properties Trust            10,339
       503   Equity Lifestyle Properties, Inc.         19,164
       765   Equity One, Inc.                           9,325
     5,443   Equity Residential                        99,878
       535   Essex Property Trust, Inc.                30,677
     1,706   Extra Space Storage, Inc.                  9,400
     1,173   Federal Realty Investment Trust           53,958
     1,255   FelCor Lodging Trust, Inc.                 1,707
       881   First Industrial Realty Trust, Inc.        2,158
       546   First Potomac Realty Trust                 4,013
     1,605   Forest City Enterprises, Inc.,
                Class A                                 5,778
       369   Getty Realty Corp.                         6,771
     5,041   HCP, Inc.                                 89,982
     2,210   Health Care REIT, Inc.                    67,604
     1,174   Healthcare Realty Trust, Inc.             17,598
       963   Hersha Hospitality Trust                   1,830
     1,268   Highwoods Properties, Inc.                27,161
       843   Hilltop Holdings Inc. (b)                  9,610
       644   Home Properties, Inc.                     19,739
     1,872   Hospitality Properties Trust              22,464
    10,452   Host Hotels & Resorts, Inc.               40,972
     4,542   HRPT Properties Trust                     14,489
     1,316   Inland Real Estate Corp.                   9,330
     1,163   Investors Real Estate Trust               11,467
       660   Kilroy Realty Corp.                       11,345
     5,409   Kimco Realty Corp.                        41,217
       679   Kite Realty Group Trust                    1,664
       819   LaSalle Hotel Properties                   4,783
     1,971   Lexington Realty Trust                     4,691
     1,959   Liberty Property Trust                    37,103
       458   LTC Properties, Inc.                       8,033
     1,519   Macerich (The) Co.                         9,509
     1,325   Mack-Cali Realty Corp.                    26,248
     1,563   Medical Properties Trust, Inc.             5,705
       563   Mid-America Apartment
                Communities, Inc.                      17,357
       194   National Healthcare Corp.                  7,789
     1,564   National Retail Properties, Inc.          24,774
     2,042   Nationwide Health Properties, Inc.        45,312
     1,643   OMEGA Healthcare Investors, Inc.          23,133


                        See Notes to Financial Statements               Page 21

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND Portfolio of Investments (a) (Continued)
March 31, 2009 (Unaudited)


    Shares   Description                       Value
-------------------------------------------------------------
             COMMON STOCKS (Continued)
             UNITED STATES (Continued)
       304   Parkway Properties, Inc.           $       3,131
       794   Pennsylvania Real Estate
                Investment Trust                        2,819
       876   Post Properties, Inc.                      8,883
     5,301   ProLogis                                  34,457
       305   PS Business Parks, Inc.                   11,239
     2,547   Public Storage                           140,721
       369   Ramco-Gershenson Properties                2,380
     2,081   Realty Income Corp.                       39,164
     1,389   Regency Centers Corp.                     36,906
       267   Saul Centers, Inc.                         6,133
     2,402   Senior Housing Properties Trust           33,676
     4,700   Simon Property Group, Inc.               162,807
     1,138   SL Green Realty Corp.                     12,290
       435   Sovran Self Storage, Inc.                  8,735
     1,484   Strategic Hotels & Resorts, Inc.           1,024
       365   Sun Communities, Inc.                      4,318
     1,076   Sunstone Hotel Investors, Inc.             2,830
       631   Tanger Factory Outlet Centers, Inc.       19,473
       792   Taubman Centers, Inc.                     13,496
     2,717   UDR, Inc.                                 23,393
       237   Universal Health Realty Income
                Trust                                   6,928
       366   Urstadt Biddle Properties, Inc.            4,912
     1,151   U-Store-It Trust                           2,325
     2,851   Ventas, Inc.                              64,461
     3,099   Vornado Realty Trust                     103,010
     1,045   Washington Real Estate Investment
                Trust                                  18,079
     1,737   Weingarten Realty Investors               16,536
       235   Winthrop Realty Trust, Inc.                1,624
                                                 ------------
                                                    2,150,692
                                                 ------------

             TOTAL COMMON STOCKS - 99.7%
             (Cost $11,725,027)                     6,423,851
                                                 ------------

             RIGHTS--0.1%
             United Kingdom--0.1%
   100,512   Segro PLC, expiring 04/07/09 (b)
             (Cost $0)                                  6,923
                                                 ------------

             MONEY MARKET FUND--1.1%
    68,024   Morgan Stanley Institutional Treasury
                Money Market Fund--0.06% (c)
             (Cost $68,024)                            68,024
                                                 ------------

             TOTAL INVESTMENTS--100.9%
             (Cost $11,793,051) (e)                 6,498,798
             NET OTHER ASSETS AND
                LIABILITIES--(0.9%)                   (57,961)
                                                 ------------
             NET ASSETS--100.0%                  $  6,440,837
                                                 ============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents 7-day annualized yield at March 31, 2009.
(d) This security is fair valued in accordance with valuation procedures adopted by the Trust's Board of Trustees.
(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $6,185, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,300,438.
REIT - Real Estate Investment Trust


------------------------------
Security Valuation Inputs

A summary of the inputs used to value the Fund's investments as of March 31, 2009 is as follows (See Note 2A):

                                                 Investments
Valuation Inputs                                in Securities
                                                --------------
Level 1 - Quoted Prices - Investments            $ 2,446,926
Level 2 - Other Significant Observable Inputs      4,051,872
Level 3 - Significant Unobservable Inputs                 --
                                               -------------
Total                                            $ 6,498,798
                                               =============


                                                   % of
Industry                                        Net Assets
------------------------------------------------------------

Real Estate Investment Trusts                         66.4%
Real Estate Management & Development                  32.3
Money Market Fund                                      1.1
Commercial Services & Supplies                         0.5
Closed-End Funds                                       0.2
Insurance                                              0.1
Health Care Providers & Services                       0.1
Capital Markets                                        0.1
Hotels, Restaurants and Leisure                        0.1
------------------------------------------------------------
Total Investments                                    100.9
Net Other Assets and Liabilities                      (0.9)
                                                    --------
Total                                                100.0%
                                                    ========


Page 22                See Notes to Financial Statements

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND
Portfolio of Investments (a)
March 31, 2009 (Unaudited)


    Shares   Description                       Value
-------------------------------------------------------------
             COMMON STOCKS--99.7%
             AUSTRALIA--24.1%
     3,968   Australia & New Zealand Banking
                Group Ltd. (c)                 $       43,360
     3,938   Billabong International Ltd. (c)          23,263
     1,716   Commonwealth Bank of
                Australia (c)                          41,195
    42,890   Commonwealth Property Office
                Fund (c)                               26,983
    42,107   CSR Ltd. (c)                              35,216
    35,443   David Jones Ltd. (c)                      69,015
     5,120   Felix Resources Ltd. (c)                  31,361
    86,133   ING Office Fund (c)                       25,494
     3,136   Lion Nathan Ltd. (c)                      17,571
    33,503   Macquarie Airports (c)                    42,294
    42,287   Macquarie Infrastructure Group (c)        43,322
     2,966   National Australia Bank Ltd. (c)          41,404
     7,748   Orica Ltd. (c)                            79,922
    38,050   Qantas Airways Ltd. (c)                   45,976
     3,897   Sims Group Ltd.                           46,287
    22,165   Stockland                                 47,357
    11,318   Suncorp-Metway Ltd. (c)                   47,269
     9,551   Telestra Corp. Ltd. (c)                   21,320
     3,750   Wesfarmers Ltd. (c)                       49,207
     3,218   Westfield Group (c)                       22,307
     2,949   Westpac Banking Corp. (c)                 38,942
     3,126   WorleyParsons Ltd. (c)                    39,395
                                                -------------
                                                      878,460
                                                -------------
             AUSTRIA--2.1%
     1,189   OMV AG (c)                                39,777
     2,848   voestalpine AG (c)                        37,226
                                                -------------
                                                       77,003
                                                -------------
             BELGIUM--0.4%
       210   Mobistar SA (c)                           13,260
                                                -------------
             BERMUDA--6.4%
    51,468   Cosco Pacific Ltd. (c)                    50,685
     3,736   Esprit Holdings Ltd. (c)                  19,062
    22,764   Orient Overseas International
                Ltd. (c)                               56,617
    23,006   VTech Holdings Ltd. (c)                   88,876
     8,000   Yue Yuen Industrial (Holdings)
                Ltd. (c)                               18,272
                                                -------------
                                                      233,512
                                                -------------
             CANADA--4.6%
     2,694   Bell Aliant Regional
                Communications Income Fund             51,495
     3,816   Canadian Oil Sands Trust                  73,396
       791   Manitoba Telecom Services, Inc.           20,045
     2,994   Russel Metals, Inc.                       24,412
                                                -------------
                                                      169,348
                                                -------------
             FINLAND--7.7%
     1,098   Fortum Oyj  (c)                           20,914
     1,859   KCI Konecranes Oyj (c)                    31,054
     6,496   Metso Oyj (c)                             76,745


    Shares   Description                       Value
-------------------------------------------------------------
             FINLAND (Continued)
     4,219   Rautaruukki Oyj (c)               $       67,507
    12,732   YIT Oyj (c)                               85,300
                                                -------------
                                                      281,520
                                                -------------
             FRANCE--2.3%
     1,469   France Telecom SA(c)                      33,489
       761   PPR (c)                                   48,788
                                                -------------
                                                       82,277
                                                -------------
             GERMANY--2.0%
     1,002   BASF SE (c)                               30,282
       570   K+S AG (c)                                26,350
       249   RWE AG (c)                                17,438
                                                -------------
                                                       74,070
                                                -------------
             HONG KONG--4.0%
    33,843   BOC Hong Kong Holdings
                Ltd. (c)                               34,661
     2,690   CLP Holdings Ltd. (c)                     18,483
    27,983   CNOOC Ltd. (c)                            28,119
     3,347   HongKong Electric Holdings
                Ltd.                                   19,886
    14,000   Television Broadcasts Ltd. (c)            44,780
                                                -------------
                                                      145,929
                                                -------------
             ITALY--3.8%
    30,947   Banca Monte dei Paschi di
                Siena S.p.A. (c)                       42,790
     1,283   Eni S.p.A. (c)                            24,842
    17,749   Milano Assicurazioni S.p.A. (c)           40,816
    22,203   Telecom Italia S.p.A. (c)                 28,625
                                                -------------
                                                      137,073
                                                -------------
             NETHERLANDS--7.4%
     1,101   Fugro N.V. (c)                            34,965
     2,812   Koninklijke Boskalis
                Westminster N.V.                       56,495
     9,767   Koninklijke BAM Groep N.V. (c)            86,799
     3,299   SBM Offshore N.V.  (c)                    43,876
       419   Smit Internationale N.V. (c)              23,984
       342   Wereldhave N.V. (c)                       23,913
                                                -------------
                                                      270,032
                                                -------------
             NEW ZEALAND--2.3%
    10,516   Fletcher Building Ltd. (c)                35,984
    35,685   Telecom Corp. of New Zealand
                Ltd. (c)                               46,505
                                                -------------
                                                       82,489
                                                -------------
             PORTUGAL--0.4%
     2,935   CIMPOR Cimentos de Portugal,
                SGPS, SA(c)                            14,611
                                                -------------
             SINGAPORE--7.8%
     3,504   Jardine Cycle & Carriage Ltd .(c)         27,355
    27,000   Kepple Corp. Ltd. (c)                     89,204
    12,000   SembCorp Industries Ltd. (c)              18,612
     5,000   Singapore Airlines Ltd. (c)               32,974


                       See Notes to Financial Statements                Page 23

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND
Portfolio of Investments (a) (Contiued)
March 31, 2009 (Unaudited)


    Shares   Description                       Value
-------------------------------------------------------------
             COMMON STOCKS (Continued)
             SINGAPORE (Continued)
    52,000   Singapore Petroleum Co., Ltd. (c) $       97,985
    14,000   UOL Group Ltd.                            17,256
                                                -------------
                                                      283,386
                                                -------------
             SWEDEN--7.9%
     5,802   Hexagon AB (c)                            28,155
    14,136   Kungsleden AB (c)                         54,219
    13,096   NCC AB, Class B (c)                       93,779
     5,761   Sandvik AB (c)                            33,002
     4,465   SSAB Svenskt Stal AB (c)                  37,957
     1,560   Svenska Handelsbanken AB (c)              22,044
     4,127   TeliaSonera AB (c)                        19,850
                                                -------------
                                                      289,006
                                                -------------
             UNITED KINGDOM--8.7%
     2,877   Amlin PLC (c)                             14,180
     8,042   Brit Insurance Holdings PLC (c)           20,793
    22,960   BT Group PLC (c)                          25,615
    30,728   Hays PLC (c)                              32,064
    16,555   HMV Group PLC (c)                         30,745
     7,910   IMI PLC (c)                               30,758
     2,063   Jardine Lloyd Thompson Group
                PLC (c)                                12,958
     2,445   Provident Financial PLC (c)               29,297
     4,621   Rexam PLC (c)                             17,857
     1,288   Severn Trent PLC (c)                      18,279
    37,617   Tomkins PLC (c)                           65,268
     2,958   United Utilities PLC (c)                  20,503
                                                -------------
                                                      318,317
                                                -------------
             UNITED STATES--7.8%
     2,081   Altria Group, Inc.                        33,338
       860   AT&T, Inc.                                21,672
     1,057   BB&T Corp.                                17,884
       567   Consolidated Edison, Inc.                 22,459
     1,875   Dow Chemical (The) Co.                    15,806
       634   DTE Energy Co.                            17,562
     1,960   General Electric Co.                      19,816
     3,153   MeadWestvaco Corp.                        37,804
     1,399   Pepco Holdings, Inc.                      17,460
       612   Progress Energy, Inc.                     22,191
       591   SCANA Corp.                               18,256
       491   Southern Co.                              15,034
     2,146   TECO Energy, Inc.                         23,927
                                                -------------
                                                      283,209
                                                -------------

             TOTAL COMMON STOCKS--99.7%
             (Cost $4,714,572)                      3,633,502
                                                -------------

             MONEY MARKET FUND--0.0%
     1,128   Morgan Stanley Institutional Treasury
                Money Market Fund--0.06% (b)
             (Cost $1,128)                              1,128
                                                -------------


             Description                       Value
             ------------------------------------------------
             TOTAL INVESTMENTS--99.7%
             (Cost $4,715,700) (d)              $   3,634,630
             NET OTHER ASSETS AND
                LIABILITIES--0.3%                      10,215
                                                -------------
             NET ASSETS--100.0%                 $   3,644,845
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Represents 7-day annualized yield at March 31, 2009.
(c) This security is fair valued in accordance with valuation procedures adopted by the Trust's Board of Trustees.
(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $96,220 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,177,290.

------------------------------
Security Valuation Inputs

A summary of the inputs used to value the Fund's investments as of March 31, 2009 is as follows (See Note 2A):

                                                Investments
Valuation Inputs                                in Securities
                                               --------------
Level 1 - Quoted Prices - Investments           $    453,686
Level 2 - Other Significant Observable Inputs      3,180,944
Level 3 - Significant Unobservable Inputs                 --
                                               -------------
Total                                           $  3,634,630
                                               =============


Page 24                See Notes to Financial Statements

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND
Portfolio of Investments (a) (Continued)
March 31, 2009 (Unaudited)

                                                % of
Industry                                        Net Assets
------------------------------------------------------------
Construction & Engineering                              8.8%
Oil, Gas & Consumable Fuels                             8.1
Commercial Banks                                        7.8
Diversified Telecommunication                           7.4
Industrial Conglomerates                                6.3
Machinery                                               5.5
Metals & Mining                                         5.2
Transportation Infrastructure                           4.4
Chemicals                                               4.2
Real Estate Investment Trusts                           4.0
Insurance                                               3.7
Multi-Utilities                                         3.3
Energy Equipment & Services                             3.2
Multiline Retail                                        3.2
Electric Utilities                                      3.1
Communications Equipment                                2.4
Airlines                                                2.2
Real Estate Management & Development                    2.0
Marine                                                  1.6
Construction Materials                                  1.4
Specialty Retail                                        1.4
Food & Staples Retailing                                1.4
Media                                                   1.2
Textiles, Apparel & Luxury Goods                        1.0
Paper & Forest Products                                 1.0
Tobacco                                                 0.9
Professional Services                                   0.9
Consumer Finance                                        0.8
Trading Companies & Distributors                        0.7
Distributors                                            0.7
Water Utilities                                         0.5
Containers & Packaging                                  0.5
Beverages                                               0.5
Wireless Telecommunication Services                     0.4
Money Market Fund                                       0.0
------------------------------------------------------------
Total Investments                                      99.7
Net Other Assets and Liabilities                        0.3
                                                     -------
Total                                                 100.0%
                                                     =======


                       See Notes to Financial Statements                Page 25

FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND
Portfolio of Investments (a)
March 31, 2009 (Unaudited)


    Shares   Description                       Value
-------------------------------------------------------------
             COMMON STOCKS--99.8%
             AUSTRALIA--4.7%
    48,092   AGL Energy Ltd.                   $      498,900
 3,003,001   Babcock & Brown Wind Partners
                Group (d)                           1,969,474
                                                -------------
                                                    2,468,374
                                                -------------
             BELGIUM--5.8%
 2,117,500   Hansen Transmissions
                International (b) (d)               3,016,027
                                                -------------
             BERMUDA--0.4%
 5,289,712   China Windpower Group
                Ltd. (b) (d)                          204,702
                                                -------------
             BRAZIL--1.1%
    52,544   Centrais Eletricas Brasileiras
                SA ADR (b)                            569,052
                                                -------------
             CANADA--0.4%
    24,473   Boralex, Inc. (b)                        106,176
    65,078   Canadian Hydro Developers,
                Inc. (b)                              123,363
                                                -------------
                                                      229,539
                                                -------------
             CAYMAN ISLANDS--1.2%
   451,016   China High Speed Transmission
                Equipment Group Co., Ltd. (d)         644,614
                                                -------------
             CHINA--0.6%
   478,602   Harbin Power Equipment Co.,
                Ltd. (d)                              311,911
                                                -------------
             DENMARK--8.2%
   258,424   Greentech Energy Systems
                A/S (b) (d)                           494,600
    86,620   Vestas Wind Systems A/S (b) (d)        3,805,231
                                                -------------
                                                    4,299,831
                                                -------------
             FRANCE--3.1%
    10,552   Alstom SA (d)                            547,188
    14,131   EDF Energies Nouvelles (d)               532,253
   198,667   Theolia SA (b) (d)                       561,579
                                                -------------
                                                    1,641,020
                                                -------------
             GERMANY--15.4%
   273,746   Conergy AG (b) (d)                       243,030
    22,131   E.ON AG ADR                              612,586
   224,211   Nordex AG (b) (d)                      2,878,223
    26,017   REpower Systems AG (b) (d)             2,935,837
     9,510   RWE AG (d)                               665,992
    12,312   Siemens AG ADR (d)                       701,415
                                                -------------
                                                    8,037,083
                                                -------------
             GREECE--0.6%
    62,612   Terna Energy SA(d)                       327,317
                                                -------------
             JAPAN--4.2%
       543   Japan Wind Development Co.,
                Ltd. (d)                            1,481,671
    72,000   Mitsui & Co., Ltd. (d)                   733,485
                                                -------------
                                                    2,215,156
                                                -------------


    Shares   Description                       Value
-------------------------------------------------------------
             PORTUGAL--1.3%
   192,731   EDP-Energias de Portugal
                SA (d)                         $      668,130
                                                -------------
             SPAIN--30.3%
     5,615   Acciona SA                               577,575
   697,544   EDP Renovaveis SA (b) (d)              5,697,433
    22,559   Endesa SA(d)                             422,267
   692,415   Fersa Energias Renovables SA(d)        1,803,501
   187,400   Gamesa Corporacion Tecnologica
                SA (d)                              2,403,691
 1,201,200   Iberdrola Renovables SA (b) (d)        4,975,064
                                                -------------
                                                   15,879,531
                                                -------------
             SWEDEN--0.9%
    53,352   SKF AB (d)                               461,816
                                                -------------
             SWITZERLAND--1.3%
     7,341   BKW FMB Energie AG (d)                   528,377
       409   Gurit Holding AG (d)                     125,426
                                                -------------
                                                      653,803
                                                -------------
             UNITED KINGDOM--5.3%
    16,730   BP PLC ADR                               670,873
 1,021,023   Clipper Windpower PLC (b) (d)            990,911
 1,027,326   Renewable Energy Generation (d)          474,937
    14,975   Royal Dutch Shell PLC ADR                663,393
                                                -------------
                                                    2,800,114
                                                -------------
             UNITED STATES--15.0%
    86,598   AES Corp (b)                             503,134
    19,633   Allegheny Technologies, Inc.             430,552
    15,532   Alliant Energy Corp.                     383,485
    20,957   American Superconductor Corp. (b)        362,766
     5,034   Ameron International Corp.               265,090
   457,864   Broadwind Energy, Inc. (b)             2,060,388
   155,447   Capstone Turbine Corp. (b)               111,922
   358,725   Composite Technology Corp. (b)            91,475
    76,776   Federal Mogul Corp. (b)                  512,864
    17,001   FPL Group, Inc.                          862,460
    45,994   General Electric Co.                     464,999
    27,166   GreenHunter Energy, Inc. (b)              51,615
    10,307   Kaydon Corp.                             281,690
    26,531   NRG Energy, Inc. (b)                     466,946
    14,413   Otter Tail Corp.                         317,807
    32,274   Trinity Industries, Inc.                 294,984
    22,755   Woodward Governor Co.                    254,401
    19,986   Zoltek Cos., Inc. (b)                    136,105
                                                -------------
                                                    7,852,683
                                                -------------

             TOTAL COMMON STOCKS--99.8%
             (Cost $104,433,213)                   52,280,703
                                                -------------

             WARRANTS--0.0%
             United States--0.0%
       959   GreenHunter Energy, Inc.
                expiring 9/15/11 @ $0 (b) (d)               0
             (Cost $0)
                                                -------------


Page 26                 See Notes to Financial Statements

FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND
Portfolio of Investments (a) (Continued)
March 31, 2009 (Unaudited)


    Shares   Description                       Value
-------------------------------------------------------------
             MONEY MARKET FUND--0.1%
    26,185   Morgan Stanley Institutional Treasury
                Money Market Fund--0.06% (c)
             (Cost $26,185)                    $       26,185
                                                -------------

             TOTAL INVESTMENTS--99.9%
             (Cost $104,459,398) (d)               52,306,888
             NET OTHER ASSETS AND
                LIABILITIES--0.1%                      48,074
                                                -------------
               NET ASSETS--100.0%                $ 52,354,962
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents 7-day annualized yield at March 31, 2009.
(d) This security is fair valued in accordance with valuation procedures adopted by the Trust's Board of Trustees.
(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $406,909 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $52,559,419.
ADR - American Depositary Receipt.

------------------------------
Security Valuation Inputs

A summary of the inputs used to value the Fund's investments as of March 31, 2009 is as follows (See Note 2A):

                                                Investments
Valuation Inputs                                in Securities
                                                --------------
Level 1 - Quoted Prices - Investments            $11,325,726
Level 2 - Other Significant Observable Inputs     40,981,162
Level 3 - Significant Unobservable Inputs                 --
                                                ------------
Total                                            $52,306,888
                                                ============


                                                     % of
Industry                                           Net Assets
------------------------------------------------------------
Independent Power Producers &Energy Traders            32.9%
Electrical Equipment                                   31.8
Electric Utilities                                     10.9
Machinery                                               7.7
Oil, Gas & Consumable Fuels                             6.1
Multi-Utilities                                         3.0
Industrial Conglomerates                                2.8
Trading Companies & Distributors                        1.4
Auto Components                                         1.0
Metals & Mining                                         0.8
Building Products                                       0.5
Chemicals                                               0.5
Food & Staples Retailing                                0.4
Money Market Fund                                       0.1
Warrants                                                0.0
------------------------------------------------------------
Total Investments                                      99.9
Net Other Assets and Liabilities                        0.1
                                                     -------
Total                                                 100.0%
                                                     =======


                       See Notes to Financial Statements                Page 27

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND
Portfolio of Investments (a)
March 31, 2009 (Unaudited)


    Shares   Description                       Value
-------------------------------------------------------------
             COMMON STOCKS--99.7%
             AUSTRALIA--2.7%
    37,871   Leighton Holdings Ltd. (c)        $      507,696
                                                -------------
             CANADA--3.0%
    18,092   SNC-Lavalin Group, Inc.                  459,905
     5,498   Stantec, Inc. (b)                         99,424
                                                -------------
                                                      559,329
                                                -------------
             CHINA--5.2%
   516,279   China Communications
                Construction Co., Ltd.  (c)           566,552
   700,139   China Railway Group Ltd. (b) (c)         408,275
                                                -------------
                                                      974,827
                                                -------------
             EGYPT--2.4%
     9,591   Orascom Construction
                Industries, GDR (c)                   450,257
                                                -------------
             FINLAND--1.0%
    28,244   YIT Oyi  (c)                             189,224
                                                -------------
             FRANCE--8.4%
    16,590   Bouygues SA  (c)                         592,845
     7,747   Eiffage SA (c)                           360,395
    17,349   Vinci SA (c)                             644,075
                                                -------------
                                                    1,597,315
                                                -------------
             GERMANY--2.4%
    11,898   Hochtief AG (c)                          448,245
                                                -------------
             ITALY--3.2%
    13,830   Ansaldo STS S.p.A (c)                    219,591
    89,754   Impregilo S.p.A (c)                      236,537
    40,103   Marie Tecnimont S.p.A (c)                 82,764
     8,493   Trevi Finanziaria S.p.A (c)               56,376
                                                -------------
                                                      595,268
                                                -------------
             JAPAN--19.7%
    65,000   Chiyoda Corp. (c)                        351,878
    30,000   COMSYS Holdings Corp. (c)                253,488
    38,000   JGC Corp. (c)                            438,775
   139,000   Kajima Corp. (c)                         344,350
    29,000   Kandenko Co., Ltd. (c)                   194,369
    31,000   Kinden Corp. (c)                         253,480
    22,000   Kyowa Exeo Corp. (c)                     179,668
     9,000   Maeda Corp. (c)                           31,440
     5,000   Maeda Road Construction
                Co., Ltd. (c)                          43,903
    96,000   Obayashi Corp. (c)                       468,388
    29,000   Okumura Corp.  (c)                       103,148
    95,000   Shimizu Corp. (c)                        397,658
     1,100   SHO-BOND Holdings Co.,
                Ltd. (c)                               20,523
   154,000   Taisei Corp. (c)                         295,327
    41,000   Toda Corp. (c)                           126,348
    11,000   Toshiba Plant Systems &
                Services Corp. (c)                     93,506


    Shares   Description                       Value
-------------------------------------------------------------
             JAPAN (Continued)
    43,000   Toyo Engineering Corp. (c)         $     127,008
                                                -------------
                                                    3,723,257
                                                -------------
             NETHERLANDS--5.3%
     5,199   Arcadis N.V. (c)                          62,684
    30,042   Chicago Bridge & Iron Co., N.V. (c)      188,363
    16,419   Imtech N.V. (c)                          225,745
    14,117   Koninkliijke Boskalis Westminster
                N.V. (c)                              283,620
    27,538   Koninklijke BAM Groep N.V. (c)           244,731
                                                -------------
                                                    1,005,143
                                                -------------
             PANAMA--4.0%
    56,363   McDermott International, Inc. (b)        754,701
                                                -------------
             PORTUGAL--0.1%
     3,808   Mota-Engil SGPS, SA (c)                   12,742
                                                -------------
             SPAIN--7.8%
    15,298   ACS Actividades Construccion y
                Servicios SA (c)                      634,533
    16,492   Obrascon Huarte Lain SA (c)              148,080
    37,589   Sacyr Vallehermoso SA (c)                289,529
    12,705   Tecnicas Reunidas SA (c)                 404,021
                                                -------------
                                                    1,476,163
                                                -------------
             SWEDEN--2.7%
    59,519   Skanska AB (c)                           513,736
                                                -------------
             SWITZERLAND--2.3%
    24,560   Foster Wheeler AG (b) (c)                429,063
                                                -------------
             UNITED KINGDOM--4.6%
    58,092   AMEC PLC (c)                             443,622
    67,069   Balfour Beatty PLC  (c)                  314,512
    15,302   WS Atkins PLC                            108,423
                                                -------------
                                                      866,557
                                                -------------
             UNITED STATES--24.9%
    14,757   Aecom Technology Corp. (b)               384,863
    17,837   EMCOR Group, Inc. (b)                    306,261
    13,911   Fluor Corp.                              480,625
     9,342   Granite Construction, Inc.               350,138
    13,822   Jacobs Engineering Group, Inc. (b)       534,359
    36,105   KBR, Inc.                                498,610
    12,717   Perini Corp. (b)                         156,419
    33,084   Quanta Services, Inc. (b)                709,652
    24,231   Shaw Group (The), Inc. (b)               664,172
    15,155   URS Corp. (b)                            612,414
                                                -------------
                                                    4,697,513
                                                -------------

             TOTAL INVESTMENTS--99.7%
             (Cost $20,113,881) (d)             $  18,801,036
             NET OTHER ASSETS AND
                LIABILITIES--0.3%                      65,756
                                                -------------
             NET ASSETS--100.0%                 $  18,866,792
                                                =============


Page 28                See Notes to Financial Statements

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND
Portfolio of Investments (a) (Continued)
March 31, 2009 (Unaudited)




(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) This security is fair valued in accordance with valuation procedures adopted by the Trust's Board of Trustees.
(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $408,077 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,720,922.
GDR - Global Depositary Receipt.

------------------------------
Security Valuation Inputs

A summary of the inputs used to value the Fund's investments as of March 31, 2009 is as follows (See Note 2A):

                                                Investments
Valuation Inputs                                in Securities
                                               ---------------
Level 1 - Quoted Prices - Investments          $   6,628,968
Level 2 - Other Significant Observable Inputs     12,172,068
Level 3 - Significant Unobservable Inputs                 --
                                               -------------
Total                                          $  18,801,036
                                               =============


                                                     % of
Industry                                          Net Assets
------------------------------------------------------------
Construction & Engineering                             88.9%
Energy Equipment & Services                             4.5
Industrial Conglomerates                                4.0
Transportation Infrastructure                           1.2
Professional Services                                   1.1
------------------------------------------------------------
Total Investments                                      99.7
Net Other Assets and Liabilities                        0.3
                                                     -------
Total                                                 100.0%
                                                     =======


                       See Notes to Financial Statements                Page 29

FIRST TRUST EXCHANGE-TRADED FUND II
Statements of Assets and Liabilities
March 31, 2009 (Unaudited)


                                                                                   First Trust                   First Trust
                                                                                Dow Jones STOXX(R)              FTSE EPRA/NAREIT
                                                                                 European Select           Developed Markets Real
                                                                               Dividend Index Fund            Estate Index Fund
                                                                           ---------------------------   ---------------------------
ASSETS:
Investments at value                                                            $    3,566,327               $    6,498,798
Cash                                                                                        --                           --
Foreign currency at value                                                                1,051                           --
Receivables:
   Capital shares sold                                                                      --                           --
   Investment securities sold                                                               --                       12,063
   Dividends                                                                            12,280                       41,092
   From investment advisor                                                              25,265                       17,892
   Foreign tax reclaims                                                                 41,340                        1,452
   Interest                                                                                  4                            5
Prepaid expenses                                                                        59,535                        2,842
                                                                                --------------               --------------
   Total Assets                                                                      3,705,802                    6,574,144
                                                                                --------------               --------------

LIABILITIES:
Due to custodian                                                                        90,366                       82,455
Payables:
   Investment securities purchased                                                          --                           --
   Audit and tax fees                                                                   20,411                       23,114
   Printing fees                                                                         9,161                       14,142
   Licensing fees                                                                           --                        1,992
Accrued expenses and other liabilities                                                  10,630                       11,604
                                                                                --------------               --------------
   Total Liabilities                                                                   130,568                      133,307
                                                                                --------------               --------------

NET ASSETS                                                                      $    3,575,234               $    6,440,837
                                                                                ==============               ==============

NET ASSETS consist of:
Paid-in capital                                                                 $   17,787,193               $   13,136,506
Par value                                                                                4,033                        3,500
Accumulated net investment income (loss)                                                (4,178)                     100,454
Accumulated net realized gain (loss) on investments                                (13,427,485)                  (1,505,379)
Net unrealized appreciation (depreciation) on investments, foreign currency transactions and translation of assets and liabilities
   denominated in foreign currencies                                                  (784,329)                  (5,294,244)
                                                                                --------------               --------------
NET ASSETS                                                                      $    3,575,234               $    6,440,837
                                                                                ==============               ==============

NET ASSET VALUE, per share                                                      $         8.86               $        18.40
                                                                                ==============               ==============

Number of shares outstanding
(unlimited number of shares authorized, par value $0.01 per share)                     403,334                      350,002
                                                                                --------------               --------------

Investments at cost                                                             $    4,344,895               $   11,793,051
                                                                                ==============               ==============
Foreign currency at cost                                                        $        1,079               $           --
                                                                                ==============               ==============


Page 30                See Notes to Financial Statements




            First Trust                   First Trust                   First Trust
          Dow Jones Global                ISE Global                    ISE Global
           Select Dividend                Wind Energy                 Engineering and
             Index Fund                   Index Fund              Construction Index Fund
    ----------------------------   -------------------------  -------------------------------
        $        3,634,630          $        52,306,888           $        18,801,036
                        --                           --                            --
                     5,835                           --                        14,612

                        --                      523,549                     1,322,242
                        --                           --                            --
                    30,032                       40,137                        87,206
                     5,237                        7,614                         2,703
                     1,067                        9,623                            --
                        --                            4                            --
                    20,850                       42,138                         4,094
        ------------------          -------------------           -------------------
                 3,697,651                   52,929,953                    20,231,893
        ------------------          -------------------           -------------------


                    20,704                          865                        15,133

                        --                      523,079                     1,319,613
                    18,043                       19,594                        15,250
                     2,979                           --                         1,814
                        --                       12,955                         3,471
                    11,080                       18,498                         9,820
        ------------------          -------------------           -------------------
                    52,806                      574,991                     1,365,101
        ------------------          -------------------           -------------------

        $        3,644,845          $        52,354,962           $        18,866,792
        ==================          ===================           ===================


        $        6,561,850          $       114,379,660           $        20,191,019
                     3,000                       50,000                         7,000
                    13,436                      143,698                        91,191
                (1,852,701)                 (10,066,483)                     (109,856)


                (1,080,740)                 (52,151,913)                   (1,312,562)
        ------------------          -------------------           -------------------
        $        3,644,845          $        52,354,962           $        18,866,792
        ==================          ===================           ===================

        $            12.15          $             10.47           $             26.95
        ==================          ===================           ===================


                   300,002                    5,000,002                       700,002
        ------------------          -------------------           -------------------

        $        4,715,700          $       104,459,398           $        20,113,881
        ==================          ===================           ===================
        $            5,901          $                --           $            14,612
        ==================          ===================           ===================


                       See Notes to Financial Statements                Page 31

FIRST TRUST EXCHANGE-TRADED FUND II
Statements of Operations


                                                                                   First Trust                   First Trust
                                                                                Dow Jones STOXX(R)              FTSE EPRA/NAREIT
                                                                                 European Select           Developed Markets Real
                                                                               Dividend Index Fund            Estate Index Fund
                                                                           --------------------------- -----------------------------
                                                                                   For the Six                   For the Six
                                                                                  Months Ended                  Months Ended
                                                                                 March 31, 2009                March 31, 2009
                                                                                   (Unaudited)                   (Unaudited)
                                                                            ------------------------      ------------------------
INVESTMENT INCOME:
Dividends                                                                       $       83,898               $      201,066
Foreign tax withholding                                                                 (1,741)                      (8,968)
Interest                                                                                     1                           35
                                                                                --------------               --------------
   Total investment income                                                              82,158                      192,133
                                                                                --------------               --------------

EXPENSES:
Licensing fees                                                                          37,397                        3,548
Audit and tax fees                                                                      19,111                       19,314
Listing fees                                                                            16,564                       20,181
Investment advisory fees                                                                 9,971                       11,827
Accounting and administration fees                                                       4,478                       17,405
Legal fees                                                                               1,444                        2,086
Registration and filing fees                                                               815                          169
Custodian fees                                                                             692                        1,451
Trustees' fees and expenses                                                                247                        1,312
Transfer agent fees                                                                        125                          148
Printing fees                                                                               --                           --
Other expenses                                                                             150                          182
                                                                                --------------               --------------
   Total expenses                                                                       90,994                       77,623
   Less fees waived and expenses reimbursed by the investment advisor                  (76,038)                     (59,882)
                                                                                --------------               --------------
   Net expenses                                                                         14,956                       17,741
                                                                                --------------               --------------

NET INVESTMENT INCOME (LOSS)                                                            67,202                      174,392
                                                                                --------------               --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments                                                                      (7,709,500)                  (1,400,062)
   In-kind redemptions                                                              (2,257,554)                      (9,314)
   Foreign currency transactions                                                        (6,240)                      (1,373)
                                                                                --------------               --------------
Net realized gain (loss)                                                            (9,973,294)                  (1,410,749)
Net change in unrealized appreciation (depreciation) on:
   Investments                                                                       5,500,140                   (2,880,886)
   Foreign currency translation                                                          3,127                          376
                                                                                --------------               --------------
Net change in unrealized appreciation (depreciation)                                 5,503,267                   (2,880,510)
                                                                                --------------               --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                             (4,470,027)                  (4,291,259)
                                                                                --------------               --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              $   (4,402,825)              $   (4,116,867)
                                                                                ==============               ==============
(a)  Inception date.


Page 32                See Notes to Financial Statements




             First Trust                  First Trust                   First Trust
          Dow Jones Global                ISE Global                    ISE Global
           Select Dividend                Wind Energy                 Engineering and
             Index Fund                   Index Fund              Construction Index Fund
    -----------------------------  -------------------------  -------------------------------
                                                                      For the Period
             For the Six                  For the Six              October 13, 2008 (a)
            Months Ended                 Months Ended                     through
           March 31, 2009               March 31, 2009                March 31, 2009
             (Unaudited)                  (Unaudited)                   (Unaudited)
      ------------------------     ------------------------      ------------------------

            $        88,570              $       466,643               $      125,660
                     (6,603)                     (18,597)                      (3,153)
                         21                           59                           --
            ---------------              ---------------               --------------
                     81,988                      448,105                      122,507
            ---------------              ---------------               --------------


                     13,398                       24,929                        4,159
                     18,743                       16,794                       15,250
                     11,016                        6,524                        6,714
                      6,434                       99,718                       16,637
                      4,159                       26,920                        7,657
                      2,296                       11,688                        2,470
                        113                          182                          168
                      1,848                        3,850                        1,103
                      1,408                        4,549                        1,117
                         80                        1,247                          208
                      1,461                        3,978                        2,795
                        133                        2,650                        1,315
            ---------------              ---------------               --------------
                     61,089                      203,029                       59,593
                    (51,438)                     (53,453)                     (30,477)
            ---------------              ---------------               --------------
                      9,651                      149,576                       29,116
            ---------------              ---------------               --------------

                     72,337                      298,529                       93,391
            ---------------              ---------------               --------------



                 (1,677,780)                  (9,642,310)                    (110,208)
                         --                      (93,752)                          --
                     (3,874)                        (519)                         352
            ---------------              ---------------               --------------
                 (1,681,654)                  (9,736,581)                    (109,856)

                    (35,264)                 (22,068,060)                  (1,312,844)
                      2,087                      (12,823)                         282
            ---------------              ---------------               --------------
                    (33,177)                 (22,080,883)                  (1,312,562)
            ---------------              ---------------               --------------
                 (1,714,831)                 (31,817,464)                  (1,422,418)
            ---------------              ---------------               --------------


            $    (1,642,494)             $   (31,518,935)               $  (1,329,027)
            ===============              ===============               ==============


                       See Notes to Financial Statements                Page 33

FIRST TRUST EXCHANGE-TRADED FUND II
Statements of Changes in Net Assets


                                                                                                   First Trust
                                                                                                Dow Jones STOXX(R)
                                                                                            European Select Dividend
                                                                                                   Index Fund
                                                                           ---------------------------------------------------------
                                                                                     For the Six
                                                                                    Months Ended                 For the Year
                                                                                   March 31, 2009                    Ended
                                                                                     (Unaudited)              September 30, 2008
                                                                              ------------------------     ------------------------

OPERATIONS:
   Net investment income (loss)                                                   $        67,202               $       886,452
   Net realized gain (loss)                                                            (9,973,294)                   (3,464,547)
   Net change in unrealized appreciation (depreciation)                                 5,503,267                    (6,384,754)
                                                                                  ---------------               ---------------
   Net increase (decrease) in net assets resulting from operations                     (4,402,825)                   (8,962,849)
                                                                                  ---------------               ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                                  (62,719)                     (887,901)
   Net realized gain                                                                           --                            --
                                                                                  ---------------               ---------------
   Total distributions to shareholders                                                    (62,719)                     (887,901)
                                                                                  ---------------               ---------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold                                                                   --                    19,195,866
   Value of shares repurchased                                                         (4,504,660)                           --
                                                                                  ---------------               ---------------
   Net increase (decrease) in net assets resulting from shareholder
      transactions                                                                     (4,504,660)                   19,195,866
                                                                                  ---------------               ---------------

   Total increase (decrease) in net assets                                             (8,970,204)                    9,345,116

NET ASSETS:
   Beginning of period                                                                 12,545,438                     3,200,322
                                                                                  ---------------               ---------------

   End of period                                                                  $     3,575,234               $    12,545,438
                                                                                  ===============               ===============

   Accumulated net investment income (loss) at end of period                      $        (4,178)              $        (8,661)
                                                                                  ===============               ===============



CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period                                                803,334                       103,334
   Shares sold                                                                                 --                       700,000
   Shares repurchased                                                                    (400,000)                           --
                                                                                  ---------------               ---------------
   Shares outstanding, end of period                                                      403,334                       803,334
                                                                                  ===============               ===============


(a)  Inception date.


Page 34                See Notes to Financial Statements




                      First Trust                                                        First Trust
                    FTSE EPRA/NAREIT                                                      Dow Jones
             Developed Markets Real Estate                                         Global Select Dividend
                      Index Fund                                                         Index Fund
---------------------------------------------------------         ---------------------------------------------------------
       For the Six                                                         For the Six                For the Period
      Months Ended                 For the Year                           Months Ended             November 21, 2007 (a)
     March 31, 2009                    Ended                             March 31, 2009                   through
       (Unaudited)              September 30, 2008                         (Unaudited)              September 30, 2008
------------------------     ------------------------               ------------------------    ---------------------------


     $      174,392              $       182,979                       $        72,337              $       171,940
         (1,410,749)                     (98,545)                           (1,681,654)                    (173,305)
         (2,880,510)                  (2,743,454)                              (33,177)                  (1,047,563)
     --------------              ---------------                       ---------------              ---------------
         (4,116,867)                  (2,659,020)                           (1,642,494)                  (1,048,928)
     --------------              ---------------                       ---------------              ---------------


           (108,251)                    (155,322)                              (66,400)                    (162,183)
             (2,775)                          --                                    --                           --
     --------------              ---------------                       ---------------              ---------------
           (111,026)                    (155,322)                              (66,400)                    (162,183)
     --------------              ---------------                       ---------------              ---------------


          4,405,011                    4,719,835                             1,363,854                    5,200,996
           (984,940)                          --                                    --                           --
     --------------              ---------------                       ---------------              ---------------

          3,420,071                    4,719,835                             1,363,854                    5,200,996
     --------------              ---------------                       ---------------              ---------------

           (807,822)                   1,905,493                              (345,040)                   3,989,885


          7,248,659                    5,343,166                             3,989,885                           --
     --------------              ---------------                       ---------------              ---------------

     $    6,440,837              $     7,248,659                       $     3,644,845              $     3,989,885
     ==============              ===============                       ===============              ===============

     $      100,454              $        34,313                       $        13,436              $         7,499
     ==============              ===============                       ===============              ===============




            200,002                      100,002                               200,002                           --
            200,000                      100,000                               100,000                      200,002
            (50,000)                          --                                    --                           --
     --------------              ---------------                       ---------------              ---------------
            350,002                      200,002                               300,002                      200,002
     ==============              ===============                       ===============              ===============


                       See Notes to Financial Statements                Page 35

FIRST TRUST EXCHANGE-TRADED FUND II
Statements of Changes in Net Assets (Continued)


                                                                                                   First Trust
                                                                                                    ISE Global
                                                                                                   Wind Energy
                                                                                                   Index Fund
                                                                           ---------------------------------------------------------
                                                                                     For the Six                For the Period
                                                                                    Months Ended               June 16, 2008 (a)
                                                                                   March 31, 2009                   through
                                                                                     (Unaudited)              September 30, 2008
                                                                              ------------------------     ------------------------

OPERATIONS:
   Net investment income (loss)                                                  $       298,529               $        43,466
   Net realized gain (loss)                                                           (9,736,581)                   (1,569,015)
   Net change in unrealized appreciation (depreciation)                              (22,080,883)                  (30,071,030)
                                                                                 ---------------               ---------------
   Net increase (decrease) in net assets resulting from operations                   (31,518,935)                  (31,596,579)
                                                                                 ---------------               ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                                (174,150)                           --
   Net realized gain                                                                          --                            --
                                                                                 ---------------               ---------------
   Total distributions to shareholders                                                  (174,150)                           --
                                                                                 ---------------               ---------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold                                                          20,981,110                   100,602,595
   Value of shares repurchased                                                                --                    (5,939,079)
                                                                                 ---------------               ---------------
   Net increase (decrease) in net assets resulting from shareholder
      transactions                                                                    20,981,110                    94,663,516
                                                                                 ---------------               ---------------

   Total increase (decrease) in net assets                                           (10,711,975)                   63,066,937

NET ASSETS:
   Beginning of period                                                                63,066,937                            --
                                                                                 ---------------               ---------------

   End of period                                                                 $    52,354,962               $    63,066,937
                                                                                 ===============               ===============

   Accumulated net investment income (loss) at end of period                     $       143,698               $        19,319
                                                                                 ===============               ===============



CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period                                             3,300,002                            --
   Shares sold                                                                         1,700,000                     3,600,002
   Shares repurchased                                                                         --                     (300,000)
                                                                                 ----------------              ----------------
   Shares outstanding, end of period                                                   5,000,002                     3,300,002
                                                                                 ================              ================



(a)  Inception date.


Page 36                See Notes to Financial Statements




               First Trust
                ISE Global
      Engineering and Construction
               Index Fund
----------------------------------------
             For the Period
          October 13, 2008 (a)
                 through
             March 31, 2009
               (Unaudited)
----------------------------------------


   $         93,391
           (109,856)
         (1,312,562)
   ----------------
         (1,329,027)
   ----------------


             (2,200)
                 --
   ----------------
             (2,200)
   ----------------


         20,198,019
                 --
   ----------------

         20,198,019
   ----------------

         18,866,792


                 --
   ----------------

   $     18,866,792
   ----------------

   $         91,191
   ================




                 --
            700,002
                 --
   ----------------
            700,002
   ================


                       See Notes to Financial Statements                Page 37

FIRST TRUST EXCHANGE-TRADED FUND II
Financial Highlights
For a Share outstanding throughout each period

First Trust Dow Jones STOXX(R) European Select Dividend Index Fund

                                                                       For the                                    For the Period
                                                                  Six Months Ended            For the          August 27, 2007 (a)
                                                                   March 31, 2009           Year Ended                through
                                                                     (Unaudited)        September 30, 2008      September 30, 2007
                                                                   ------------------  --------------------   ----------------------
Net asset value, beginning of period                                   $   15.62             $   30.97             $   30.00
                                                                       ---------             ---------             ---------
Income from investment operations:
Net investment income (loss)                                                0.16                  1.26                  0.03 (b)
Net realized and unrealized gain (loss)                                    (6.76)               (15.32)                 0.94
                                                                       ---------             ---------             ---------
Total from investment operations                                           (6.60)               (14.06)                 0.97
Distributions paid to shareholders from:
Net investment income                                                      (0.16)                (1.29)                   --
                                                                       ---------             ---------             ---------

Net asset value, end of period                                         $    8.86             $   15.62             $   30.97
                                                                       =========             =========             =========

TOTAL RETURN (c)                                                          (42.46)%              (46.12)%                3.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $   3,575             $  12,545             $   3,200
Ratios to average net assets:
Ratio of total expenses to average net assets                              3.65% (d)             1.95%                19.64% (d)
Ratio of net expenses to average net assets                                0.60% (d)             0.60%                 0.60% (d)
Ratio of net investment income (loss) to average net assets                2.70% (d)             6.43%                 1.18% (d)
Portfolio turnover rate (e)                                                  76%                   80%                    0%


First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund
                                                                          For the                                 For the Period
                                                                    Six Months Ended           For the         August 27, 2007 (a)
                                                                     March 31, 2009          Year Ended               through
                                                                       (Unaudited)      September 30, 2008      September 30, 2007
                                                                   ------------------  --------------------   ----------------------

Net asset value, beginning of period                                     $   36.24             $   53.43             $   50.00
                                                                         ---------             ---------             ---------
Income from investment operations:
Net investment income (loss)                                                  0.63 (b)              1.25                  0.14 (b)
Net realized and unrealized gain (loss)                                     (18.03)               (17.25)                 3.29
                                                                         ---------             ---------             ---------
Total from investment operations                                            (17.40)               (16.00)                 3.43
Distributions paid to shareholders from:
Net investment income                                                        (0.43)                (1.19)                   --
Net realized gain                                                            (0.01)                   --                    --
                                                                         ---------             ---------             ---------
Total distributions                                                          (0.44)                (1.19)                   --
                                                                         ---------             ---------             ---------
Net asset value, end of period                                           $   18.40             $   36.24             $   53.43
                                                                         =========             =========             =========

TOTAL RETURN (c)                                                            (48.28)%              (30.35)%                6.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                     $   6,441             $   7,249             $   5,343
Ratios to average net assets:
Ratio of total expenses to average net assets                                2.63% (d)             2.68%                11.51% (d)
Ratio of net expenses to average net assets                                  0.60% (d)             0.60%                 0.60% (d)
Ratio of net investment income (loss) to average net assets                  5.90% (d)             3.07%                 3.22% (d)
Portfolio turnover rate (e)                                                    10%                    7%                    1%

(a)  Inception date.
(b)  Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)  Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 38                See Notes to Financial Statements



FIRST TRUST EXCHANGE-TRADED FUND II
Financial Highlights
For a Share outstanding throughout each period

First Trust Dow Jones Global Select Dividend Index Fund
                                                                                             For the            For the Period
                                                                                         Six Months Ended     November 21, 2007 (a)
                                                                                          March 31, 2009            through
                                                                                            (Unaudited)       September 30, 2008
                                                                                         ------------------   -------------------

Net asset value, beginning of period                                                           $   19.95             $   30.00
                                                                                               ---------             ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                                        0.30                  1.38
Net realized and unrealized gain (loss)                                                            (7.80)               (10.10)
                                                                                               ---------             ---------
Total from investment operations                                                                   (7.50)                (8.72)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                                              (0.30)                (1.33)
                                                                                               ---------             ---------

Net asset value, end of period                                                                 $   12.15             $   19.95
                                                                                               =========             =========

TOTAL RETURN (b)                                                                                  (37.74)%              (29.72)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                           $   3,645             $   3,990
Ratios to average net assets:
Ratio of total expenses to average net assets                                                      3.80% (c)             4.79% (c)
Ratio of net expenses to average net assets                                                        0.60% (c)             0.60% (c)
Ratio of net investment income (loss) to average net assets                                        4.50% (c)             6.33% (c)
Portfolio turnover rate (d)                                                                          58%                   42%


First Trust ISE Global Wind Energy Index Fund
                                                                                                 For the            For the Period
                                                                                            Six Months Ended       June 16, 2008 (a)
                                                                                             March 31, 2009            through
                                                                                               (Unaudited)        September 30, 2008
                                                                                           ------------------   -------------------

Net asset value, beginning of period                                                             $   19.11             $   30.00
                                                                                                 ---------             ---------
Income from investment operations:
Net investment income (loss)                                                                          0.06                  0.01
Net realized and unrealized gain (loss)                                                              (8.66)               (10.90)
                                                                                                 ---------             ---------
Total from investment operations                                                                     (8.60)               (10.89)

Distributions paid to shareholders from:
Net investment income                                                                                (0.04)                   --
                                                                                                 ---------             ---------

Net asset value, end of period                                                                   $   10.47             $   19.11
                                                                                                 =========             =========

TOTAL RETURN (b)                                                                                    (45.03)%              (36.30)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                             $  52,355             $  63,067
Ratios to average net assets:
Ratio of total expenses to average net assets                                                        0.81% (c)             0.98% (c)
Ratio of net expenses to average net assets                                                          0.60% (c)             0.60% (c)
Ratio of net investment income (loss) to average net assets                                          1.20% (c)             0.24% (c)
Portfolio turnover rate (d)                                                                            19%                   13%

(a)  Inception date.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c)  Annualized.
(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                       See Notes to Financial Statements                Page 39





FIRST TRUST EXCHANGE-TRADED FUND II
Financial Highlights
For a Share outstanding throughout each period

First Trust ISE Global Engineering and Construction Index Fund

                                                             For the Period
                                                          October 13, 2008 (a)
                                                                 through
                                                             March 31, 2009
                                                               (Unaudited)
                                                         ---------------------

Net asset value, beginning of period                             $   30.00
                                                                 ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          0.14
Net realized and unrealized gain (loss)                              (3.18)
                                                                 ---------
Total from investment operations                                     (3.04)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                               (0.01)
                                                                 ---------

Net asset value, end of period                                   $   26.95
                                                                 =========

TOTAL RETURN (b)                                                  (10.13)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                             $  18,867
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                        1.43% (c)
Ratio of net expenses to average net assets                          0.70% (c)
Ratio of net investment income (loss) to average net assets          2.25% (c)
Portfolio turnover rate (d)                                            11%

(a)  Inception date.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c)  Annualized.
(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 40                See Notes to Financial Statements

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

                      First Trust Exchange-Traded Fund II
                          March 31, 2009 (Unaudited)

                                1. Organization

First Trust Exchange-Traded Fund II (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on July 20, 2006, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of five Funds:
    First Trust Dow Jones STOXX(R) European Select Dividend Index Fund(1)
          - (NYSE Arca, Inc. ticker "FDD")
    First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund(2)
          - (NYSE Arca, Inc. ticker "FFR")
    First Trust Dow Jones Global Select Dividend Index Fund
          - (NYSE Arca, Inc. ticker "FGD")
    First Trust ISE Global Wind Energy Index Fund
          - (NYSE Arca, Inc. ticker "FAN")
    First Trust ISE Global Engineering and Construction Index Fund
          - (NYSE Arca, Inc. ticker "FLM")

         (1) Formerly First Trust DJ STOXX(R) Select Dividend 30 Index Fund
         (2) Formerly First Trust FTSE/NAREIT Global Real Estate Index Fund

Each Fund represents a separate series of shares of beneficial interest in the Trust (individually, each a "Fund" and collectively, the "Funds"). Each Fund's shares currently are listed and traded on the NYSE Arca, Inc. ("NYSE Arca"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified amounts of shares called "Creation Units". Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:


Fund                                                                      Index
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund        Dow Jones STOXX(R) Select Dividend 30 Index
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund     FTSE EPRA/NAREIT Developed Index(3)
First Trust Dow Jones Global Select Dividend Index Fund                   Dow Jones Global Select Dividend Index(SM)
First Trust ISE Global Wind Energy Index Fund                             ISE Global Wind Energy Index
First Trust ISE Global Engineering and Construction Index Fund            ISE Global Engineering and Construction Index Fund

(3) The FTSE EPRA/NAREIT Developed Index was formerly known as the FTSE EPRA/NAREIT Global Real Estate Index. The changes to the Fund name and underlying index name had no effect on the investment strategies or risks of the Fund. The ticker symbol and CUSIP number remain the same.


                       2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation
The NAV of each Fund's shares is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. Securities listed on the NASDAQ or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on the NASDAQ or the AIM, the securities are valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ and the AIM, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

                      First Trust Exchange-Traded Fund II
                          March 31, 2009 (Unaudited)

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. The use of fair value pricing by each Fund is governed by valuation procedures adopted by the Board of Trustees and is in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. In addition, the use of fair value prices and certain current market quotations or official closing prices could result in a difference between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index, which, in turn, could result in a difference between a Fund's performance and the performance of its index.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of each Fund, the value of each Fund's securities may change on the days when investors are not able to purchase the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant Index may adversely affect the Fund's ability to track the Index.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No.157, "Fair Value Measurements" ("FAS 157"), effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Funds as of October 1, 2008, the beginning of each Fund's current fiscal year; however, this standard was adopted early for each fund within the Trust. The three levels of the fair value hierarchy under FAS 157 are as follows:

      o  Level 1 - quoted prices in active markets for identical securities
      o Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
      o Level 3 - significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund's investments as of March 31, 2009 is included with each Fund's Portfolio of Investments.

B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

A Fund may hold publicly-traded master limited partnerships ("MLPs") and real estate investment trusts ("REITs"). Distributions from such investments may include a return of capital component from the MLP or REIT to the extent of the cost basis of such MLP or REIT investments. The actual character of amounts received during the year is not known until after the fiscal year end. A Fund records the character of distributions received from the MLPs or REITs during the year based on estimates available. A Fund's characterization may be subsequently revised based on information received from the MLPs or REITs after their tax reporting periods conclude.

C. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                      First Trust Exchange-Traded Fund II
                          March 31, 2009 (Unaudited)

D. Dividends and Distribution to Shareholders
Dividends from net investment income of the Funds, if any, are declared and paid quarterly by the First Trust Dow Jones STOXX(R) European Select Dividend Index Fund and the First Trust Dow Jones Global Select Dividend Index Fund and semi-annually by the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, the First Trust ISE Global Wind Energy Index Fund and the First Trust ISE Global Engineering and Construction Index Fund or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

The tax character of distributions paid by each Fund during the period ended September 30, 2008 were as follows:

                                                                             Distributions paid from    Distributions paid from
                                                                                 Ordinary Income           Return of Capital
                                                                          ----------------------------  ----------------------------
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund                $        887,901             $              --
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                      155,322                            --
First Trust Dow Jones Global Select Dividend Index Fund                                    162,183                            --
First Trust ISE Global Wind Energy Index Fund                                                   --                            --

As of September 30, 2008, the components of distributable earnings on a tax basis for the Funds were as follows:

                                                                                               Accumulated         Net Unrealized
                                                                    Undistributed               Capital             Appreciation
                                                                   Ordinary Income             Gain (Loss)         (Depreciation)
                                                                ----------------------  ---------------------- ---------------------
First Trust Dow Jones STOXX(R) European Select Dividend
   Index Fund                                                       $       22,038         $           --         $  (7,074,371)
First Trust FTSE EPRA/NAREIT Developed Markets
   Real Estate Index Fund                                                   66,332                  2,767            (2,433,953)
First Trust Dow Jones Global Select Dividend Index Fund                     10,907                     --            (1,090,666)
First Trust ISE Global Wind Energy Index Fund                               19,319                     --           (30,226,746)


E. Income Taxes
Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes.

In June 2006, FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 establishes a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return, and is effective for the Funds' current fiscal year. As of March 31, 2009, management has evaluated the application of FIN 48 to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

At September 30, 2008 for federal income tax purposes, each Fund that has capital loss carryforwards available is shown in the table below, to the extent provided by regulations, to offset future capital gains through the year indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders.

                                                                                         Capital Loss Available
                                                                                                 Through
                                                                                            September 30, 2016
                                                                                        --------------------------
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund                            $            --
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                                      --
First Trust Dow Jones Global Select Dividend Index Fund                                               131,352
First Trust ISE Global Wind Energy Index Fund                                                         174,186

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Notes to Financial Statements (Continued)
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                      First Trust Exchange-Traded Fund II
                          March 31, 2009 (Unaudited)

During the year ended September 30, 2008 the FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund utilized capital loss carryforwards of $1,389 to offset realized gains. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Capital losses incurred after October 31 ("Post-October Losses") within the taxable year can be deemed to arise on the first business day of the Fund's next taxable year.

During the 2008 taxable year, the following Funds incurred and elected to defer net capital and currency losses as follows:

                                                                                                   Post October Losses
                                                                                        Capital Losses           Currency Losses
                                                                                 -------------------------  ------------------------
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund                    $      2,667,562             $         30,553
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                           75,259                       31,163
First Trust Dow Jones Global Select Dividend Index Fund                                             --                           --
First Trust ISE Global Wind Energy Index Fund                                                       --                           --

F. Expenses
Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the average net assets of each Fund. First Trust Portfolios L.P. ("FTP") or First Trust Advisors L.P. has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

Fund                                                                     Licensor
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund       STOXX Limited
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund    FTSE International Limited
First Trust Dow Jones Global Select Dividend Index Fund                  Dow Jones & Company, Inc.
First Trust ISE Global Wind Energy Index Fund                            International Securities Exchange, LLC
First Trust ISE Global Engineering and Construction Index Fund           International Securities Exchange, LLC

The respective license agreements allow for the use of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreements. As such, the Funds pay licensing fees, which are shown on the Statements of Operations.

G. Accounting Pronouncement
In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds' financial statement disclosures, if any.

          3. Investment Advisory Fee and Other Affiliated Transactions

First Trust Advisors L.P. ("First Trust") is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Funds pursuant to an Investment Management Agreement. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio and certain other services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at an annual rate of 0.40% of such Fund's average daily net assets.

The Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap").

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Notes to Financial Statements (Continued)
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                      First Trust Exchange-Traded Fund II
                          March 31, 2009 (Unaudited)

                                                                                                 Expense Cap
                                                                                        --------------------------
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund                                 0.60%
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                              0.60%
First Trust Dow Jones Global Select Dividend Index Fund                                            0.60%
First Trust ISE Global Wind Energy Index Fund                                                      0.60%
First Trust ISE Global Engineering and Construction Index Fund                                     0.70%


The Expense Cap for First Trust Dow Jones STOXX(R) European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund and First Trust Dow Jones Global Select Dividend Index Fund will be in effect at least until March 31, 2010. The Expense Cap for First Trust ISE Global Wind Energy Index Fund will be in effect at least until June 18, 2010. The Expense Cap for First Trust ISE Global Engineering and Construction Index Fund will be in effect at least until October 15, 2010. Fees waived or expenses borne by the Advisor are subject to reimbursement by the Funds up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap.

The advisory fee waivers and expense reimbursements for the six months ended March 31, 2009 and the expenses borne by the Advisor subject to reimbursement by each Fund from inception through March 31, 2009 were as follows:

                                                                                                                   Expenses Borne by
                                                                     Advisory Fee               Expense             Advisor Subject
                                                                       Waivers               Reimbursements        to Reimbursement
                                                                ----------------------  ---------------------- ---------------------
First Trust Dow Jones STOXX(R) European Select Dividend
   Index Fund                                                       $        9,971         $        66,067         $      326,639
First Trust FTSE EPRA/NAREIT Developed Markets
   Real Estate Index Fund                                                   11,827                  48,055                232,510
First Trust Dow Jones Global Select Dividend Index Fund                      6,434                  45,004                163,113
First Trust ISE Global Wind Energy Index Fund                               53,453                      --                121,153
First Trust ISE Global Engineering and Construction Index Fund              16,637                  13,840                 30,477


The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust. BNYM is a subsidiary of the Bank of New York Mellon Corporation, a financial holding company.

PNC Global Investment Servicing (U.S.) Inc. ("PNC"), formerly known as PFPC, Inc., provides certain administrative services to the Trust and the Funds in connection with the Board's meetings and other related matters.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the chairmen of the Nominating and Governance Committee and Valuation Committee are paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year periods ending December 31, 2009. The officers and "Interested" Trustee receive no compensation from the trusts for serving in such capacities.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                      First Trust Exchange-Traded Fund II
                          March 31, 2009 (Unaudited)

                      4. Purchases and Sales of Securities

For the six months ended March 31, 2009, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                                       Purchases                    Sales
                                                                                 --------------------       --------------------
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund                   $   3,947,495             $   4,418,418
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                      714,239                   614,460
First Trust Dow Jones Global Select Dividend Index Fund                                  1,959,889                 1,996,875
First Trust ISE Global Wind Energy Index Fund                                           10,179,276                 9,837,938
First Trust ISE Global Engineering and Construction Index Fund                           1,124,919                 1,216,845

For the six months ended March 31, 2009, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                                       Purchases                    Sales
                                                                                 --------------------       --------------------
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund                  $           --             $   3,822,626
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                    4,379,286                   981,269
First Trust Dow Jones Global Select Dividend Index Fund                                  1,386,673                        --
First Trust ISE Global Wind Energy Index Fund                                           20,744,223                        --
First Trust ISE Global Engineering and Construction Index Fund                          20,316,016                        --


Gains on in-kind transactions are not considered taxable for federal income tax purposes.

                 5. Creations, Redemptions and Transaction Fees

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Prior to December 1, 2008, shares were created and redeemed by each Fund except First Trust ISE Global Engineering and Construction Index Fund in Creation Unit size aggregations of 100,000 shares. In order to purchase Creation Units of a Fund, an investor must deposit (i) cash in lieu of all or a portion of the Deposit Securities, as defined below, and/or
(ii) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make a cash payment referred to as the "Cash Component." Purchasers of Creation Units must pay to BNYM, as transfer agent, a creation fee (the "Creation Transaction Fee"), which is currently $4,000 for the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, $500 for the First Trust Dow Jones STOXX(R) European Select Dividend Index Fund, and $1,000 each for the First Trust Dow Jones Global Select Dividend Index Fund , the First Trust ISE Global Wind Energy Index Fund and the First Trust ISE Global Engineering and Construction Index Fund, regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding Index. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), which is currently $4,000 for the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, $500 for the First Trust Dow Jones STOXX(R) European Select Dividend Index Fund, and $1,000 each for the First Trust Dow Jones Global Select Dividend Index Fund, the First Trust ISE Global Wind Energy Index Fund and the First Trust ISE Global Engineering and Construction Index Fund, regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding Index. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request.

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Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                      First Trust Exchange-Traded Fund II
                          March 31, 2009 (Unaudited)

                              6. Distribution Plan

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and the Funds will not pay 12b-1 fees any time before May 15, 2010.

                               7. Indemnification

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. Concentration Risk

Each Fund may be concentrated in stocks of companies in an individual industry or sector if the Fund's corresponding index is concentrated in an individual industry or sector. You should be aware that an investment in a portfolio that is concentrated in an individual industry or sector involves additional risk, including limited diversification.

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Additional Information
--------------------------------------------------------------------------------

                      First Trust Exchange-Traded Fund II
                          March 31, 2009 (Unaudited)

                      Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies and information on how the Funds voted proxies relating to portfolio securities during the period ending June 30, 2008 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               Portfolio Holdings

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available (1) by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         Investment Management Agreement

           Board Considerations Regarding Approval of Continuation of
                        Investment Management Agreement

The Board of Trustees of the First Trust Exchange-Traded Fund II (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor") on behalf of the following three series of the Trust (each a "Fund" and collectively, the "Funds"):

         First Trust Dow Jones STOXX(R) European Select Dividend Index Fund First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund
             (formerly known as First Trust FTSE EPRA/NAREIT Global Real Estate Index Fund)
         First Trust Dow Jones Global Select Dividend Index Fund

The Board approved the continuation of the Agreement for a one-year period ending March 31, 2010 for each Fund at a meeting held on March 1-2, 2009. The Board of Trustees determined that the terms of the Agreement are fair and reasonable and that the Agreement continues to be in the best interests of the Trust and each Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for each Fund, the Independent Trustees received a report in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee for each Fund as compared to fees charged by investment advisors to comparable funds and as compared to fees charged to other clients of the Advisor; expenses of each Fund compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P.; and information on the Advisor's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor are reasonable business arrangements from each Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of services provided under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund. The Board considered the compliance program that had been developed by the Advisor and noted the enhancements made by the Advisor to the compliance program in 2008. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective and policies.

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Additional Information (Continued)
--------------------------------------------------------------------------------

                      First Trust Exchange-Traded Fund II
                          March 31, 2009 (Unaudited)

The Board considered the advisory fees payable by each Fund under the Agreement. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through at least March 31, 2010. For each Fund, the Board noted that expenses borne by the Advisor are proposed to be subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding its expense cap, or if the expense cap is no longer in effect, would result in the Fund exceeding an expense ratio equal to its most recent expense cap. The Board considered the fees charged by the Advisor to other exchange-traded funds ("ETFs") and other advisory clients with investment objectives and policies similar to the Funds', noting that those fees generally were similar to the fees charged to the Funds. In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of each Fund as compared to the management fees and expense ratios of a combined peer group selected by Lipper and the Advisor. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for each Fund, including that (i) many of the Funds are unique in their composition which makes assembling peers with similar strategies and asset mix difficult, and (ii) many of the peer funds are larger than the Funds. The Board reviewed the Lipper materials, but based on its discussions with the Advisor, the Board determined that the Lipper data was of limited value for purposes of its consideration of the renewal of the Agreement.

The Board also considered performance information for each Fund, noting that, similar to almost all other funds, each Fund's performance was impacted by the severe market downturn in 2008, and the volatility in the market also affected the Funds' premium/discount. The Board noted that the performance information included each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board also considered the performance of each Fund's underlying index and reviewed the correlation between each Fund's underlying index and the Fund's performance and concluded that the correlation between each Fund's performance, before expenses, and its underlying index was appropriate. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing each Fund's performance to the combined peer group selected by Lipper and the Advisor, as well as to a larger group and to a broad-based benchmark. The Board reviewed the Lipper materials, but for similar reasons to those described above, the Board determined that the performance data provided by Lipper was of limited value.

On the basis of all the information provided on the fees, expenses and performance of each Fund, the Board concluded that the advisory fees for each Fund were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor to each Fund under the Agreement.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and had noted that the advisory fee is not structured to pass the benefits of any economies of scale on to the shareholders as each Fund's assets grow. The Board concluded that the advisory fee for each Fund reflects an appropriate level of sharing of any economies of scale. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment manager to ETF products for the twelve months ended December 31, 2008, as set forth in the materials provided to the Board, noting that the Advisor incurred a loss in 2008. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with the Advisor, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of Trust and each Fund. No single factor was determinative in the Board's analysis.

                                 Privacy Policy

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

Sources of Information

We may collect nonpublic personal information about you from the following sources:

         o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
         o Information about your transactions with us, our affiliates or others;

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Additional Information (Continued)
--------------------------------------------------------------------------------

                       First Trust Exchange-Traded Fund II
                            March 31, 2009 (Unaudited)

         o Information we receive from your inquiries by mail, e-mail or telephone; and
         o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

Information Collected

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

Disclosure of Information

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Confidentiality and Security

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Policy Updates and Inquiries

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

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Risk Considerations
--------------------------------------------------------------------------------

                       First Trust Exchange-Traded Fund II
                            March 31, 2009 (Unaudited)

Risk Considerations

You should consider each Fund's investment objective, risks, and charges and expenses carefully before investing. You can download each Fund's prospectus at http://www.ftportfolios.com or contact First Trust Portfolios L.P. at 1-800-621-1675 to request a prospectus, which contains this and other information about the particular Fund. Read it carefully before you invest. First Trust Portfolios L.P. is the distributor of First Trust Exchange-Traded Fund II.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase ETF shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of shares called creation units can be purchased from, or redeemed to, the Fund.

Each Fund's shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market develop ments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. In 2008 and early 2009, securities markets were significantly negatively affected by the financial crisis that initially resulted from the downturn in the subprime mortgage market in the United States. The impact of the financial crisis on securities markets has proven to be significant and may be long-lasting and may have a substantial impact on the value of a Fund.

You should anticipate that the value of each Fund's shares will decline, more or less, in correlation with any decline in the value of that Fund's corresponding index.

Each Fund's return may not match the return of its corresponding index for a number of reasons. For example, the Funds incur operating expenses not applicable to their corresponding indexes, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of its corresponding index. In addition, each Fund's portfolio holdings may not exactly replicate the securities included in its corresponding index or the ratios between the securities included in such index.

Each Fund is exposed to additional market risk due to its policy of investing principally in the securities included in its corresponding index. As a result of this policy, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. Therefore, the Funds will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from a Fund's corresponding index.

Each Fund relies on a license and related sublicense that permits it to use its corresponding index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the index provider and, as a result, a Fund may lose its ability to use such intellectual property. There is also no guarantee that an index provider has all rights to lease intellectual property on behalf of a Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant effect on the operation of the respective Fund.

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund will be concentrated in the securities of a given industry if the Fund's corresponding index is concentrated in such individual industry. A concentration makes a Fund more susceptible to any single occurrence affecting the industry and may subject a Fund to greater market risk than less controlled funds.

The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invests in securities included in or representative of its index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

Each Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. As a result, each Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Funds may invest a relatively high percentage of their assets in a limited number of issuers, the Funds may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which they invest.

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Risk Considerations (Continued)
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                       First Trust Exchange-Traded Fund II
                            March 31, 2009 (Unaudited)

Each Fund invests in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. Some of these risks may include, but are not limited to, the following: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of a Fund's investments;
(iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make distribution payments to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease a Fund's return. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one country.

Because each Fund's NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a Fund's holdings goes up.

Each Fund may hold securities of certain non-U.S. and non-Canadian companies in the form of Depositary Receipts. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Each Fund invests in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Each Fund invests in companies that are considered to be PFICs, which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income. Therefore, such Funds could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is distributed to its shareholders in a timely manner. Such Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.

Each Fund invests in securities issued by companies headquartered in Europe. Such Funds are therefore subject to certain risks associated specifically with Europe. A significant number of countries in Europe are member states in the EU, and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In addition, European corporations, and other entities with significant markets or operations in Europe (whether or not in the participating countries), face strategic challenges as these entities adapt to a single transnational currency. The Euro conversion may have a material impact on revenues, expenses or income from operations; increase competition due to the increased price transparency of EU markets; affect issuers' currency exchange rate risk and derivatives exposure; disrupt current contracts; cause issuers to increase spending on information technology updates required for the conversion; and result in potential adverse tax consequences.

The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund invests in securities issued by companies headquartered in Asia and is therefore subject to certain risks associated specifically with Asia. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. The Tokyo stock market, as measured by the Tokyo Stock Price Index, has been volatile. Declines in the Tokyo stock market have made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of nonperforming loans. The Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

The First Trust Dow Jones Global Select Dividend Index Fund and the First Trust Dow Jones STOXX(R) European Select Dividend Index Fund invest in the securities of companies in the financials sector. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. These industries are generally extensively regulated and may be adversely affected by increased regulations.

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Risk Considerations (Continued)
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                      First Trust Exchange-Traded Fund II
                          March 31, 2009 (Unaudited)

The First Trust Dow Jones Global Select Dividend Index Fund and the First Trust Dow Jones STOXX(R) European Select Dividend Index Fund may invest in companies that may be significantly affected by the downturn in the U.S. and world economies that began with the significant decline in the subprime mortgage lending market in the United States. Due to the downturn, subprime mortgage loans have in recent periods experienced increased rates of delinquency, foreclosure, bankruptcy and loss, and are likely to continue to be subject to interest rates that are significantly higher than those experienced by mortgage loans underwritten in a traditional manner. The downturn in the subprime mortgage lending market and the resulting impact in the world's economies has had a significant adverse effect on the financials sector and the economy and may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Fund may decline in response to such developments.

The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund invests in companies in the real estate industry, including REITs and therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a REIT's market, changes in interest rates and environmental problems. Because the Fund invests in REITs it is subject to certain other risks related to REIT structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of selfliquidation of one or more holdings, and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund is also subject to interest rate risk. Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.

The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund may invest in real estate companies that may be affected by the downturn in the subprime mortgage lending market in the United States. Subprime loans have higher defaults and losses than prime loans. Subprime loans also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into many aspects and geographic regions of the real estate business, and consequently, the value of the Global Real Estate Index Fund may decline in response to such developments.

The First Trust ISE Global Wind Energy Index Fund invests in wind energy companies. Wind energy companies can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. This can be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. Wind energy companies could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

The First Trust ISE Global Wind Energy Index Fund invests in the securities of companies in the industrials sector. Many companies in this sector convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industries included in this sector are electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust ISE Global Wind Energy Index Fund invests in the securities of companies in the utilities sector. General problems of issuers in the utilities sector include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

The First Trust ISE Global Engineering and Construction Index Fund invests in the securities of companies in the industrials sector which includes companies in the engineering and construction business. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

NOT FDIC INSURED          NOT BANK GUARANTEED          MAY LOSE VALUE

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[LOGO OMITTED]  FIRST TRUST


FIRST TRUST EXCHANGE-TRADED FUND II

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INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive
Wheaton, IL 60187


ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286


BOARD ADMINISTRATOR

PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

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Inside Back Cover

                              [BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEMS 6. SCHEDULE OF INVESTMENTS.

Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3
(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15
(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM  12. EXHIBITS.

(a) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    First Trust Exchange-Traded Fund II
               -------------------------------------

By: /s/ James A. Bowen
    -----------------------------

Name:    James A. Bowen

Title:   Chairman of the Board, President and Chief Executive Officer

Date:  May 28, 2009
       ----------------------------



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ James A. Bowen
    -----------------------------

Name:    James A. Bowen

Title:   Chairman of the Board, President and Chief Executive Officer

Date:  May 28, 2009
       ----------------------------



By: /s/ Mark R. Bradley
    -----------------------------

Name:    Mark R. Bradley

Title:   Treasurer, Controller, Chief Financial Officer and Chief
         Accounting Officer

Date:  May 28, 2009
       ----------------------------